UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-5628

Name of Registrant:	Vanguard Malvern Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2005 - March 31, 2006

Item 1:	Reports to Shareholders

     Vanguard® Asset Allocation Fund

   > Semiannual Report

   March 31, 2006

> Vanguard Asset Allocation Fund returned 6.2% for the six months ended March 31, 2006.

> During the half-year, the fund outperformed both its benchmark index and its average peer fund.

> The fund benefited from its all-stock allocation during a period in which stocks outperformed bonds by a wide margin.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisor's Report	6

Fund Profile	8

Performance Summary	10

Financial Statements	11

About Your Fund's Expenses	27

Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2006
Total Return

Vanguard Asset Allocation Fund

Investor Shares	6.2%

Admiral(TM)Shares[1]	6.2

Asset Allocation Composite Index[2]	3.2

Average Flexible Portfolio Fund[3]	5.6

Dow Jones Wilshire 5000 Index	8.0

Your Fund's Performance at a Glance September 30, 2005-March 31, 2006			Distributions Per Share
Vanguard Asset Allocation Fund	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Investor Shares	$25.08	$26.38	$0.250	$0.000

Admiral Shares	56.33	59.23	0.594	0.000

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 65% S&P 500 Index and 35% Lehman Long Treasury Index.
3 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

For the fiscal half-year ended March 31, 2006, Vanguard Asset Allocation Fund returned 6.2%. The fund maintained its 100% allocation to equities throughout the period, allowing it to capture gains in the best-performing asset class while eliminating exposure to the subdued bond market.

The fund’s six-month performance outpaced both the return of its benchmark index and the average return of similar flexible-portfolio funds (see the table on page 1).

Stocks soared in the new year as positive reports mounted

In the fiscal half-year, stocks staged a performance in two acts: From October through December, returns stayed modest, but the first three months of 2006 saw a sharp rise in stock prices. First-quarter economic news included a jump in U.S. economic growth from 2005‘s already strong level; a surge in consumer confidence that paralleled growth in new jobs; and growth in corporate earnings that was expected to hit double digits for the 16th consecutive quarter.

Markets rewarded the good news handsomely. Continuing a trend of recent years, small-capitalization stocks in the United States led large-caps; reversing recent trends, the U.S. small-caps also outperformed broad international markets.

However, Japanese and emerging markets continued to dominate other market segments.

Moves in the U.S. bond market signaled a return to normalcy

On March 28, the Federal Reserve Board raised its target for the federal funds rate to 4.75%, the 15th consecutive rate increase since June 2004. During most of 2005, short-term rates followed the Fed’s moves but, in a bond market anomaly, long-term rates held steady. In the first quarter of 2006, however, rate movements followed a more typical pattern, rising in concert across the maturity spectrum. In this environment, shorter-term securities outperformed long-term bonds, and municipal issues generally outperformed corporate securities.

Your fund’s equity commitment was right on target

Mellon Capital Management, advisor for the Asset Allocation Fund, bases its investment decisions on the long-term outlook for the economy and the relative prospects for stocks and bonds. Since 2002, the fund has been heavily weighted toward stocks, a commitment that has proved highly beneficial.

Since January 2005, Vanguard Asset Allocation Fund has featured a 100% stock allocation. The fund’s neutral allocation,

Market Barometer	Total Returns Periods Ended March 31, 2006
	Six Months	One Year	Five Years[1]

Stocks

Russell 1000 Index (Large-caps)	6.7%	13.2%	4.7%

Russell 2000 Index (Small-caps)	15.2	25.8	12.6

Dow Jones Wilshire 5000 Index (Entire market)	8.0	15.0	6.0

MSCI All Country World Index ex USA (International)	14.6	28.1	11.8

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	-0.1%	2.3%	5.1%

Lehman Municipal Bond Index	1.0	3.8	5.2

Citigroup 3-Month Treasury Bill Index	1.9	3.5	2.1

CPI

Consumer Price Index	0.5%	3.4%	2.5%

1 Annualized.

which would imply that stocks and bonds are fairly valued relative to each other, is 65% stocks and 35% bonds. Mellon Capital uses a quantitative model to measure the relative attractiveness of stocks, bonds, and cash, and when the model signals that one asset class is expected to outperform, the firm repositions the portfolio to take advantage of those risk-and-return projections.

Over the fiscal half-year, the fund’s all-equity allocation was highly effective. The return of the Dow Jones Wilshire 5000 Composite Index, a proxy for the broad U.S. stock market, was more than 8 percentage points higher than that of the Lehman Brothers Aggregate Bond Index, a proxy for the taxable bond market, which suffered as rising interest rates eroded bond performance.

Broad stock market gains during the period drove the performance of the Asset Allocation Fund, whose stock position is managed with the goal of capturing the performance of the Standard & Poor’s 500 Index, a popular measure of the U.S. stock market. The index’s gains during the six months were fueled by double-digit returns in the financials and industrials sectors. Telecommunication services companies and materials stocks were also strong performers.

Time is on your side in reaching your goals

As the prudent investor knows, time is your best ally in reaching your financial objectives. Over time, a well-diversified portfolio helps put you in position to reap

Annualized Expense Ratios:1 Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Flexible Portfolio Fund

Asset Allocation Fund	0.40%	0.30%	1.20%

1 Fund expense ratios reflect the six months ended March 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

the rewards of the best-performing assets while muting the risks of the worst-performing ones.

In investing, the need for a long-term perspective is constant. Portfolios that are diversified across asset classes—including money market, bond, and stock mutual funds—have historically provided the returns that can help you meet your long-term goals. With that in mind, Vanguard has always counseled that the best solution is a carefully considered, balanced portfolio with an asset allocation suitable to your time horizon, risk tolerance, and long-term objectives.

Vanguard Asset Allocation Fund can play an important role in your portfolio. Over time, the fund has demonstrated its ability to improve on the returns of a static asset allocation, and the fund’s advisor has proved to be adept at moving between asset classes with gratifying results for investors.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
April 19, 2006

Advisor’s Report

Since our last report six months ago, the equity market handily outperformed long-term U.S. Treasury bonds. By maintaining an overweighting in stocks relative to the neutral benchmark allocation of 65% stocks/35% bonds, Vanguard Asset Allocation Fund was able to take advantage of bullishness in the equity market and outperform its benchmark by 3 percentage points. The fund posted a total return (price change plus reinvested income) of 6.2% for the six months ended March 31, 2006. The Asset Allocation Composite Index, with its 65% stocks/ 35% bonds makeup, had a total return of 3.2%, reflecting the 6.4% return of the Standard & Poor’s 500 Index and the –2.6% return of the Lehman Long Treasury Index.

The investment environment

The underlying economic fundamentals that brought us to an overweighted equity allocation remained intact as of March 31, 2006. The Federal Reserve Board continued its fight against an onset of inflation by raising the target federal funds rate an additional four times during the six months, to 4.75%. That brought the number of gradual but steady rate increases to 15, the highest number of target rate increases since the 1970s. And indeed, inflation appeared to remain under control and close to the Fed’s target of 2%. That reinforced the hopeful earnings outlook for U.S. companies, which remained solid and was bolstered by long-term growth forecasts that were expected to remain above 11%. With bond yields just beginning to show signs of pressure from higher interest rates, the relative valuation between stocks and bonds or cash continued to favor stocks, and the fund maintained its strong overweighting in equities.

Our successes

Consistent with the wide spread between the expected returns on stocks and bonds that prevailed on September 30, 2005, we began the six months with an aggressive 100% allocation to stocks. We maintained this overweighted position throughout the period as the S&P 500 Index outperformed the Lehman Long Treasury Index by nearly 9 percentage points.

As always, we used a disciplined evaluation of the expected returns on stocks relative to the expected returns on bonds and cash. For much of the six months, the expected returns on stocks substantially exceeded those on bonds and cash (with the equity risk premium remaining well above its long-run fair value). In addition, our equity allocation was driven by solid earnings, cash flow, and growth prospects for corporate America.

Our shortfalls

Despite the fund’s outperformance during the six months, 2005 was a lackluster year for Asset Allocation Fund, and it underperformed its benchmark by 0.65% over the most recent 12-month period.

Over the past three decades, our tactical asset allocation model has recommended a 100% allocation to stocks on six other occasions. While each of the previous instances was followed by a period of substantial positive returns for stocks (the average return of the S&P 500 Index in the 12 months after each 100% recommendation was 25%), the path has not always been straight up. In any event, we fully expect that the markets will soon correct the current imbalance between stock and bond valuations.

Our portfolio position

As you know, we follow a disciplined, forward-looking process. We evaluate the return of each asset class individually and comparatively (adjusted for risk) and then choose the asset allocation most likely to maximize the fund’s long-term risk-adjusted returns.

After updating and reevaluating our inputs, we have not changed our view that the U.S. equity market remains attractive. With the S&P 500 Index near 1,300, we updated our expected return for equities. Based on our calculations, we expect the index to deliver a return of better than 10% per year over the next ten years. Meanwhile, high-grade corporate bonds are trading at a yield of about 6%. The Mellon Capital expected risk premium remains compelling at over 4% per year (the long-run average risk premium has been 3.5%), and consequently our model continues to recommend a 100% allocation to stocks. We remain confident that, in time, we will be further rewarded for bearing the risk of our current 100% stock recommendation.

Thomas F. Loeb, Chairman and Chief
Executive Officer
Charles J. Jacklin, CFA, Managing Director
Helen Potter, CFA, Managing Director
Mellon Capital Management Corporation
April 19, 2006

Fund Profile
 As of March 31, 2006

Total Fund Characteristics

Turnover Rate	5%[1]

Expense Ratio

Investor Shares	0.40%[1]

Admiral Shares	0.30%[1]

Short-Term Reserves	0%

Sector Diversification (% of equity portfolio)
	Fund	Comparative Index[2]	Broad Index[3]

Consumer Discretionary	10%	10%	12%

Consumer Staples	9	9	8

Energy	10	10	9

Financials	21	21	22

Health Care	13	13	12

Industrials	12	12	11

Information Technology	16	16	16

Materials	3	3	4

Telecommunication

Services	3	3	3

Utilities	3	3	3

Total Fund Volatility Measures
	Fund	Composite Index[4]	Fund	Broad Index[3]

R-Squared	0.78	1.00	0.95	1.00

Beta	1.11	1.00	0.84	1.00

Ten Largest Stocks[5] (% of equity portfolio)

ExxonMobil Corp.	integrated oil & gas	2.6%

General Electric Co.	Industrial conglomerates	2.6

Microsoft Corp.	systems software	1.7

Citigroup, Inc.	Diversified financial services	1.7

Bank of America Corp.	diversified banks	1.5

The Procter & Gamble Co.	household products	1.3

Pfizer Inc.	pharmaceuticals	1.3

Johnson & Johnson	pharmaceuticals	1.2

American International Group, Inc.	multi-line Insurance	1.2

Altria Group, Inc.	tobacco	1.0

Top Ten		19.7%

Top Ten as % of Total Net Assets		16.1%

Fund Asset Allocation6

1 Annualized.
2 S&P 500 Index.
3 Dow Jones Wilshire 5000 Index.
4 65% S&P 500 Index and 35% Lehman Long Treasury Index.
5 “Ten Largest Stocks” excludes any temporary cash investments and equity index products.
6 Actual Allocation may vary slightly from target allocation because of day-to-day market fluctuations.
See pages 29 and 30 for a glossary of investment terms.

Equity Characteristics
	Fund	Comparative Index[1]	Broad Index[2]

Number of Stocks	504	500	4,980

Median Market Cap	$53.6B	$52.7B	$26.3B

Price/Earnings Ratio	17.5x	17.4x	20.9x

Price/Book Ratio	2.9x	2.8x	2.9x

Dividend Yield	1.8%	1.9%	1.6%

Return on Equity	18.6%	18.6%	17.2%

Earnings Growth Rate	15.8%	15.8%	10.5%

Foreign Holdings	0.0%	2.3%	2.4%

Fixed Income Characteristics
	Fund[3]	Comparative Index[4]	Broad Index[5]

Number of Bonds	0	35	6,610

Average Coupon	-	7.1%	5.3%

Average Effective Maturity	-	17.3 years	7.1 years

Average Quality6	-	AAA	AA1

Average Duration	-	10.5 years	4.7 years

Equity Investment Focus

Fixed Income Investment Focus

1 S&P 500 Index.
2 Dow Jones Wilshire 5000 Index.
3 As of March 31, 2006, the fund owned no bonds. When the fund owns bonds, it typically invests in long-term U.S. Treasury securities.
4 Lehman Long Treasury Index.
5 Lehman Aggregate Bond Index.
6 Moody’s Investors Service.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1995-March 31, 2006
	Investor Shares			Composite
Fiscal Year	Capital Return	Income Return	Total Return	Index Total Return1

1996	11.1%	4.2%	15.3%	13.9%

1997	24.7	4.7	29.4	30.4

1998	11.5	3.7	15.2	14.2

1999	10.5	4.2	14.7	14.4

2000	7.0	4.4	11.4	12.4

2001	-16.6	3.1	-13.5	-13.8

2002	-18.5	2.1	-16.4	-8.8

2003	24.1	1.7	25.8	17.4

2004	10.9	1.9	12.8	10.8

2005	9.4	2.2	11.6	10.6

2006[2]	5.2	1.0	6.2	3.2

Average Annual Total Returns: Periods Ended March 31, 2006				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares	11/3/1988	11.35%	6.29%	6.32%	3.02%	9.34%

Admiral Shares	8/13/2001	11.42	5.763	--	--	--

1 65% S&P 500 Index and 35% Lehman Long Treasury Index.
2 Six months ended March 31, 2006.
3 Return since inception.
Note: See Financial Highlights tables on pages 22 and 23 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets
 As of March 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Shares	Market Value• ($000)

Common Stocks (83.0%)1
Consumer Discretionary (8.6%)
Home Depot, Inc.	1,695,883	71,736
Time Warner, Inc.	3,596,578	60,387
*Comcast Corp. Class A	1,707,249	44,662
The Walt Disney Co.	1,537,451	42,880
Lowe's Cos., Inc.	624,252	40,227
Target Corp.	701,870	36,504
McDonald's Corp.	1,003,219	34,471
News Corp., Class A	1,916,300	31,830
*Viacom Inc. Class B	616,942	23,937
*Starbucks Corp.	609,412	22,938
Best Buy Co., Inc.	324,632	18,157
The McGraw-Hill Cos., Inc.	293,106	16,889
Carnival Corp.	344,449	16,317
Federated Department Stores, Inc.	216,675	15,817
Staples, Inc.	579,410	14,787
CBS Corp.	614,642	14,739
*Kohl's Corp.	273,255	14,485
NIKE, Inc. Class B	151,084	12,857
Clear Channel Communications, Inc.	412,619	11,970
Ford Motor Co.	1,497,485	11,920
Omnicom Group Inc.	142,503	11,863
Johnson Controls, Inc.	155,553	11,811
Starwood Hotels & Resorts Worldwide, Inc.	171,703	11,629
Gannett Co., Inc.	190,104	11,391
Harrah's Entertainment, Inc.	145,252	11,324
Harley-Davidson, Inc.	217,054	11,261
J.C. Penney Co., Inc. (Holding Co.)	183,654	11,095
Yum! Brands, Inc.	220,154	10,757
*Sears Holdings Corp.	80,122	10,595
*Coach, Inc.	304,400	10,526
^General Motors Corp.	448,712	9,544
International Game Technology	269,255	9,483
Fortune Brands, Inc.	115,552	9,317
TJX Cos., Inc.	367,758	9,128
*Amazon.com, Inc.	248,500	9,073
Marriott International, Inc. Class A	132,153	9,066
*Office Depot, Inc.	236,005	8,789
*Bed Bath & Beyond, Inc.	223,854	8,596
The Gap, Inc.	457,510	8,546
D. R. Horton, Inc.	220,000	7,308
Nordstrom, Inc.	177,204	6,943
Limited Brands, Inc.	282,133	6,901
Hilton Hotels Corp.	264,756	6,741
Lennar Corp. Class A	111,200	6,714
Pulte Homes, Inc.	173,404	6,662
Eastman Kodak Co.	226,904	6,453
*Univision Communications Inc.	178,605	6,157
Centex Corp.	97,202	6,026
Genuine Parts Co.	135,653	5,946
Harman International Industries, Inc.	53,100	5,901

Shares	Market Value• ($000)

*Apollo Group, Inc. Class A	112,203	5,892
Tribune Co.	212,257	5,822
Mattel, Inc.	319,644	5,795
H & R Block, Inc.	265,406	5,746
Newell Rubbermaid, Inc.	223,213	5,623
Wendy's International, Inc.	89,552	5,558
Black & Decker Corp.	62,901	5,465
Whirlpool Corp.	52,801	4,829
Dollar General Corp.	258,543	4,568
Sherwin-Williams Co.	91,252	4,512
*AutoZone Inc.	44,951	4,481
Darden Restaurants Inc.	104,953	4,306
Tiffany & Co.	113,052	4,244
VF Corp.	72,230	4,110
KB Home	61,402	3,990
Leggett & Platt, Inc.	151,903	3,702
Knight Ridder	52,801	3,338
Liz Claiborne, Inc.	80,852	3,313
Family Dollar Stores, Inc.	123,503	3,285
Jones Apparel Group, Inc.	91,152	3,224
*Interpublic Group of Cos., Inc.	330,906	3,163
*AutoNation, Inc.	145,704	3,140
E.W. Scripps Co. Class A	68,900	3,081
Brunswick Corp.	78,601	3,054
The Stanley Works	59,901	3,035
New York Times Co. Class A	117,552	2,975
Circuit City Stores, Inc.	121,253	2,968
Hasbro, Inc.	134,603	2,840
RadioShack Corp.	108,531	2,087
Meredith Corp.	35,501	1,981
*The Goodyear Tire & Rubber Co.	132,103	1,913
Dow Jones & Co., Inc.	47,551	1,869
Snap-On Inc.	45,251	1,725
OfficeMax, Inc.	56,551	1,706
Dillard's Inc.	50,501	1,314
Maytag Corp.	60,351	1,287
*Big Lots Inc.	90,952	1,270
Cooper Tire & Rubber Co.	57,151	820
		955,087
Consumer Staples (7.7%)
The Procter & Gamble Co.	2,625,753	151,296
Altria Group, Inc.	1,665,991	118,052
Wal-Mart Stores, Inc.	1,994,204	94,206
PepsiCo, Inc.	1,322,626	76,435
The Coca-Cola Co.	1,644,576	68,858
Walgreen Co.	807,995	34,849
Anheuser-Busch Cos., Inc.	619,790	26,508
Colgate-Palmolive Co.	411,407	23,491
Kimberly-Clark Corp.	367,899	21,265
Costco Wholesale Corp.	377,699	20,456
CVS Corp.	647,312	19,335
Archer-Daniels-Midland Co.	517,332	17,408
Sysco Corp.	492,209	15,775
General Mills, Inc.	284,306	14,409
*The Kroger Co.	573,111	11,669
Avon Products, Inc.	359,657	11,211
Sara Lee Corp.	606,862	10,851
H.J. Heinz Co.	264,905	10,045
Wm. Wrigley Jr. Co.	142,373	9,112
Safeway, Inc.	362,607	9,109
ConAgra Foods, Inc.	418,508	8,981
Kellogg Co.	200,696	8,839
Albertson's, Inc.	295,692	7,590
Whole Foods Market, Inc.	111,200	7,388
The Hershey Co.	140,974	7,363
Reynolds American Inc.	67,462	7,117
The Clorox Co.	118,203	7,074
UST, Inc.	131,403	5,465
Brown-Forman Corp. Class B	66,372	5,109
Coca-Cola Enterprises, Inc.	243,607	4,955
Campbell Soup Co.	143,546	4,651
*Constellation Brands, Inc. Class A	158,400	3,968
McCormick & Co., Inc.	108,752	3,682
Estee Lauder Cos. Class A	97,200	3,615
The Pepsi Bottling Group, Inc.	108,744	3,305
SuperValu Inc.	103,852	3,201
Molson Coors Brewing Co. Class B	45,951	3,153

Shares	Market Value• ($000)

Tyson Foods, Inc.	203,100	2,791
Alberto-Culver Co. Class B	60,351	2,669
*Dean Foods Co.	68,080	2,644
		867,900
Energy (8.1%)
ExxonMobil Corp.	4,874,718	296,675
Chevron Corp.	1,777,130	103,020
ConocoPhillips Co.	1,095,550	69,184
Schlumberger Ltd.	471,719	59,705
Occidental Petroleum Corp.	343,916	31,864
Halliburton Co.	412,117	30,093
Valero Energy Corp.	496,408	29,675
Burlington Resources, Inc.	306,976	28,214
Marathon Oil Corp.	292,114	22,250
Devon Energy Corp.	352,706	21,575
*Transocean Inc.	260,212	20,895
Baker Hughes, Inc.	272,865	18,664
Anadarko Petroleum Corp.	183,987	18,585
Apache Corp.	262,511	17,197
EOG Resources, Inc.	191,904	13,817
*Weatherford International Ltd.	275,400	12,600
XTO Energy, Inc.	287,900	12,544
Williams Cos., Inc.	478,278	10,230
Chesapeake Energy Corp.	294,900	9,262
Amerada Hess Corp.	64,551	9,192
*Nabors Industries, Inc.	127,202	9,105
Kerr-McGee Corp.	94,630	9,035
*National Oilwell Varco Inc.	140,150	8,986
BJ Services Co.	259,004	8,962
Noble Corp.	110,452	8,958
Sunoco, Inc.	108,136	8,388
Kinder Morgan, Inc.	85,252	7,842
Murphy Oil Corp.	132,600	6,606
El Paso Corp.	532,807	6,420
Rowan Cos., Inc.	88,051	3,871
		913,414
Financials (17.4%)
Citigroup, Inc.	3,984,578	188,192
Bank of America Corp.	3,707,954	168,860
American International Group, Inc.	2,072,073	136,943
JPMorgan Chase & Co.	2,782,530	115,865
Wells Fargo & Co.	1,337,925	85,453
Wachovia Corp.	1,295,312	72,602
Merrill Lynch & Co., Inc.	733,094	57,738
The Goldman Sachs Group, Inc.	348,057	54,631
Morgan Stanley	857,196	53,849
American Express Co.	987,994	51,919
U.S. Bancorp	1,437,705	43,850
Fannie Mae	772,654	39,714
Washington Mutual, Inc.	791,587	33,737
Freddie Mac	551,640	33,650
Lehman Brothers Holdings, Inc.	215,904	31,205
Prudential Financial, Inc.	395,188	29,959
MetLife, Inc.	605,111	29,269
The Allstate Corp.	519,665	27,080
The St. Paul Travelers Cos., Inc.	554,260	23,163
The Bank of New York Co., Inc.	615,761	22,192
SunTrust Banks, Inc.	295,954	21,534
The Hartford Financial Services Group Inc.	241,434	19,448
Capital One Financial Corp.	239,114	19,253
AFLAC Inc.	397,658	17,946
Countrywide Financial Corp.	481,408	17,668
Fifth Third Bancorp	443,571	17,459
SLM Corp.	332,506	17,270
BB&T Corp.	427,458	16,755
Progressive Corp. of Ohio	156,703	16,338
State Street Corp.	262,555	15,866
PNC Financial Services Group	230,704	15,529
The Chubb Corp.	160,303	15,299
National City Corp.	436,982	15,251
Charles Schwab Corp.	825,235	14,202
Golden West Financial Corp.	204,434	13,881
Moody's Corp.	194,204	13,878
ACE Ltd.	255,654	13,297
Bear Stearns Co., Inc.	94,999	13,176
Lincoln National Corp.	236,775	12,926
Regions Financial Corp.	361,060	12,698

Shares	Market Value• ($000)

Marsh & McLennan Cos., Inc.	431,657	12,673
Simon Property Group, Inc. REIT	146,053	12,289
KeyCorp	324,805	11,953
Mellon Financial Corp.	328,557	11,697
Franklin Resources Corp.	121,214	11,423
North Fork Bancorp, Inc.	379,629	10,945
Equity Residential REIT	233,504	10,926
Loews Corp.	107,623	10,891
Equity Office Properties Trust REIT	323,406	10,860
Aon Corp.	259,280	10,763
The Principal Financial Group, Inc.	220,205	10,746
ProLogis REIT	194,403	10,401
Genworth Financial Inc.	296,700	9,919
Vornado Realty Trust REIT	95,300	9,149
XL Capital Ltd. Class A	141,252	9,056
Ameriprise Financial, Inc.	200,738	9,045
*E*TRADE Financial Corp.	331,452	8,943
CIT Group Inc.	158,500	8,483
Archstone-Smith Trust REIT	171,100	8,345
T. Rowe Price Group Inc.	104,852	8,200
Northern Trust Corp.	149,953	7,873
Comerica, Inc.	129,953	7,533
AmSouth Bancorp	277,955	7,519
M & T Bank Corp.	63,432	7,240
Marshall & Ilsley Corp.	164,503	7,169
Zions Bancorp	84,551	6,995
Synovus Financial Corp.	253,004	6,854
Ambac Financial Group, Inc.	85,202	6,782
MBIA, Inc.	107,002	6,434
Sovereign Bancorp, Inc.	283,745	6,217
Cincinnati Financial Corp.	138,477	5,826
Public Storage, Inc. REIT	67,700	5,499
Plum Creek Timber Co. Inc. REIT	143,653	5,304
Compass Bancshares Inc.	97,830	4,951
UnumProvident Corp.	241,395	4,944
SAFECO Corp.	97,552	4,898
Huntington Bancshares Inc.	202,541	4,887
Torchmark Corp.	82,651	4,719
Boston Properties, Inc. REIT	50,240	4,685
MGIC Investment Corp.	69,852	4,654
Kimco Realty Corp. REIT	112,240	4,561
First Horizon National Corp.	97,252	4,051
Janus Capital Group Inc.	171,454	3,973
Apartment Investment & Management Co. Class A REIT	72,751	3,412
Federated Investors, Inc.	68,452	2,673
		1,965,905
Health Care (10.7%)
Pfizer Inc.	5,873,898	146,378
Johnson & Johnson	2,375,828	140,697
*Amgen, Inc.	932,891	67,868
Merck & Co., Inc.	1,745,963	61,510
UnitedHealth Group Inc.	1,082,720	60,481
Abbott Laboratories	1,228,323	52,167
Wyeth	1,073,040	52,064
Eli Lilly & Co.	902,057	49,884
Medtronic, Inc.	963,558	48,901
*WellPoint Inc.	526,848	40,794
Bristol-Myers Squibb Co.	1,586,989	39,056
Cardinal Health, Inc.	336,832	25,101
*Gilead Sciences, Inc.	372,106	23,152
Schering-Plough Corp.	1,178,332	22,377
Aetna Inc.	452,732	22,247
Guidant Corp.	266,725	20,821
Baxter International, Inc.	517,659	20,090
*Caremark Rx, Inc.	355,757	17,496
HCA Inc.	325,651	14,912
*Genzyme Corp.	207,453	13,945
*Medco Health Solutions, Inc.	242,633	13,883
*Zimmer Holdings, Inc.	196,520	13,285
Allergan, Inc.	120,952	13,123
*Biogen Idec Inc.	273,899	12,901
McKesson Corp.	243,819	12,710
CIGNA Corp.	96,602	12,618
Becton, Dickinson & Co.	197,454	12,159
*St. Jude Medical, Inc.	294,606	12,079
*Forest Laboratories, Inc.	260,205	11,613
*Boston Scientific Corp.	468,432	10,797

Shares	Market Value• ($000)

*Express Scripts Inc.	116,802	10,267
Stryker Corp.	230,056	10,201
AmerisourceBergen Corp.	166,104	8,018
*MedImmune Inc.	207,804	7,601
Biomet, Inc.	197,654	7,021
*Coventry Health Care Inc.	126,400	6,823
*Humana Inc.	128,503	6,766
*Fisher Scientific International Inc.	99,352	6,761
Quest Diagnostics, Inc.	128,964	6,616
*Laboratory Corp. of America Holdings	100,000	5,848
C.R. Bard, Inc.	84,902	5,757
*Barr Pharmaceuticals Inc.	86,100	5,423
*Hospira, Inc.	130,332	5,143
*Thermo Electron Corp.	129,102	4,788
IMS Health, Inc.	173,962	4,483
Mylan Laboratories, Inc.	176,654	4,134
Applera Corp.-Applied Biosystems Group	151,853	4,121
Health Management Associates Class A	187,154	4,037
*Patterson Cos	112,000	3,942
*Chiron Corp.	85,833	3,932
*Waters Corp.	90,451	3,904
*King Pharmaceuticals, Inc.	188,720	3,255
*Millipore Corp.	42,151	3,080
*Tenet Healthcare Corp.	363,107	2,680
Bausch & Lomb, Inc.	41,951	2,672
Manor Care, Inc.	58,851	2,610
PerkinElmer, Inc.	105,952	2,487
*Watson Pharmaceuticals, Inc.	82,902	2,383
		1,209,862
Industrials (9.5%)
General Electric Co.	8,321,108	289,408
United Parcel Service, Inc.	871,867	69,209
The Boeing Co.	638,999	49,797
United Technologies Corp.	810,636	46,993
3M Co.	602,712	45,619
Tyco International Ltd.	1,608,895	43,247
Caterpillar, Inc.	535,550	38,458
Honeywell International Inc.	663,063	28,359
Emerson Electric Co.	328,456	27,469
FedEx Corp.	242,574	27,396
Burlington Northern Santa Fe Corp.	297,702	24,808
Lockheed Martin Corp.	286,019	21,489
General Dynamics Corp.	319,506	20,442
Union Pacific Corp.	210,104	19,613
Northrop Grumman Corp.	279,945	19,117
Norfolk Southern Corp.	329,126	17,796
Raytheon Co.	356,107	16,324
Illinois Tool Works, Inc.	163,725	15,768
Waste Management, Inc.	436,719	15,416
Deere & Co.	189,154	14,953
Cendant Corp.	804,799	13,963
Danaher Corp.	188,655	11,989
Ingersoll-Rand Co.	261,446	10,926
Masco Corp.	332,317	10,797
CSX Corp.	175,303	10,483
Rockwell Automation, Inc.	140,153	10,078
Southwest Airlines Co.	559,912	10,073
Textron, Inc.	104,452	9,754
PACCAR, Inc.	135,118	9,523
Eaton Corp.	117,802	8,596
ITT Industries, Inc.	149,802	8,422
L-3 Communications Holdings, Inc.	95,900	8,227
Dover Corp.	164,203	7,974
Parker Hannifin Corp.	97,027	7,821
Rockwell Collins, Inc.	137,053	7,723
Pitney Bowes, Inc.	177,954	7,640
Cooper Industries, Inc. Class A	72,058	6,262
American Standard Cos., Inc.	142,303	6,099
Fluor Corp.	68,501	5,877
R.R. Donnelley & Sons Co.	176,003	5,759
Robert Half International, Inc.	135,853	5,245
Avery Dennison Corp.	89,502	5,234
*Monster Worldwide Inc.	99,702	4,971
Cintas Corp.	112,103	4,778
W.W. Grainger, Inc.	61,251	4,615
Goodrich Corp.	98,252	4,285
Cummins Inc.	37,601	3,952

Shares	Market Value• ($000)

Equifax, Inc.	103,352	3,849
American Power Conversion Corp.	141,403	3,268
Pall Corp.	95,368	2,975
Ryder System, Inc.	48,451	2,170
*Allied Waste Industries, Inc.	176,305	2,158
*Navistar International Corp.	53,081	1,464
		1,078,631
Information Technology (13.2%)
Microsoft Corp.	7,094,291	193,036
*Cisco Systems, Inc.	4,910,101	106,402
International Business Machines Corp.	1,251,175	103,184
Intel Corp.	4,696,447	90,876
Hewlett-Packard Co.	2,257,908	74,285
QUALCOMM Inc.	1,322,184	66,916
*Google Inc.	146,769	57,240
*Dell Inc.	1,878,858	55,915
Motorola, Inc.	1,995,465	45,716
*Apple Computer, Inc.	679,912	42,644
Texas Instruments, Inc.	1,277,576	41,483
*Oracle Corp.	3,008,278	41,183
*eBay Inc.	920,860	35,969
*Corning, Inc.	1,234,170	33,212
*Yahoo! Inc.	1,007,370	32,498
First Data Corp.	612,419	28,673
*EMC Corp.	1,897,410	25,862
Applied Materials, Inc.	1,266,575	22,178
Automatic Data Processing, Inc.	462,709	21,137
*Adobe Systems, Inc.	478,808	16,720
*Broadcom Corp.	351,657	15,178
*Sun Microsystems, Inc.	2,766,579	14,192
*Symantec Corp.	832,907	14,018
*Electronic Arts Inc.	243,815	13,342
*Agilent Technologies, Inc.	341,254	12,814
*Advanced Micro Devices, Inc.	382,755	12,692
*Xerox Corp.	743,508	11,301
Analog Devices, Inc.	293,605	11,242
Paychex, Inc.	269,156	11,213
*Lucent Technologies, Inc.	3,601,683	10,985
Electronic Data Systems Corp.	408,857	10,970
*Network Appliance, Inc.	301,465	10,862
CA, Inc.	359,697	9,787
Maxim Integrated Products, Inc.	252,155	9,368
*Freescale Semiconductor, Inc. Class B	327,402	9,092
Linear Technology Corp.	245,005	8,595
*Computer Sciences Corp.	149,853	8,324
KLA-Tencor Corp.	159,953	7,735
*NVIDIA Corp.	133,402	7,639
*Intuit, Inc.	141,303	7,516
National Semiconductor Corp.	269,405	7,500
*Micron Technology, Inc.	497,909	7,329
*Autodesk, Inc.	187,004	7,203
Xilinx, Inc.	277,405	7,063
*Fiserv, Inc.	149,003	6,340
*NCR Corp.	145,302	6,072
*Jabil Circuit, Inc.	140,903	6,039
*Altera Corp.	282,506	5,831
*Tellabs, Inc.	353,856	5,626
*Affiliated Computer Services, Inc. Class A	93,852	5,599
*JDS Uniphase Corp.	1,331,871	5,554
*Citrix Systems, Inc.	145,353	5,509
*VeriSign, Inc.	194,800	4,673
*Lexmark International, Inc.	86,402	3,921
Molex, Inc.	116,803	3,877
*Avaya Inc.	334,120	3,776
*Comverse Technology, Inc.	158,303	3,725
*BMC Software, Inc.	169,854	3,679
*LSI Logic Corp.	293,006	3,387
*Solectron Corp.	741,364	2,965
Sabre Holdings Corp.	112,021	2,636
*Novellus Systems, Inc.	104,952	2,519
*QLogic Corp.	128,802	2,492
Tektronix, Inc.	69,051	2,466
*Teradyne, Inc.	157,953	2,450
*Ciena Corp.	468,257	2,440
*Compuware Corp.	302,356	2,367

Shares	Market Value• ($000)

*ADC Telecommunications, Inc.	88,344	2,261
*Novell, Inc.	283,255	2,175
*Convergys Corp.	115,152	2,097
Symbol Technologies, Inc.	190,054	2,011
*Unisys Corp.	251,155	1,730
*PMC Sierra Inc.	135,503	1,665
*Sanmina-SCI Corp.	404,008	1,656
*Andrew Corp.	119,527	1,468
*Parametric Technology Corp.	88,041	1,438
*Applied Micro Circuits Corp.	245,105	998
*Gateway, Inc.	267,405	585
		1,493,116
Materials (2.5%)
Dow Chemical Co.	772,271	31,354
E.I. du Pont de Nemours & Co.	734,392	30,999
Alcoa Inc.	695,699	21,261
Newmont Mining Corp. (Holding Co.)	356,703	18,509
Monsanto Co.	213,730	18,114
Praxair, Inc.	256,055	14,121
Weyerhaeuser Co.	193,104	13,987
International Paper Co.	389,227	13,456
Nucor Corp.	124,102	13,005
Phelps Dodge Corp.	161,008	12,966
Air Products & Chemicals, Inc.	177,703	11,940
Freeport-McMoRan Copper & Gold, Inc. Class B	149,053	8,909
PPG Industries, Inc.	132,003	8,362
Vulcan Materials Co.	79,302	6,872
Ecolab, Inc.	148,854	5,686
Rohm & Haas Co.	114,992	5,620
United States Steel Corp.	86,842	5,270
Allegheny Technologies Inc.	71,056	4,347
Ashland, Inc.	55,951	3,977
MeadWestvaco Corp.	144,851	3,956
Engelhard Corp.	99,802	3,953
Temple-Inland Inc.	88,502	3,943
Sealed Air Corp.	65,166	3,771
Ball Corp.	81,402	3,568
Sigma-Aldrich Corp.	54,201	3,566
Eastman Chemical Co.	66,001	3,378
*Pactiv Corp.	111,002	2,724
Bemis Co., Inc.	82,402	2,601
Louisiana-Pacific Corp.	85,652	2,330
International Flavors & Fragrances, Inc.	66,001	2,265
*Hercules, Inc.	86,302	1,191
*Tronox Inc. Class B	19,484	331
		286,332
Telecommunication Services (2.7%)
AT&T Inc.	3,097,269	83,750
Verizon Communications Inc.	2,336,483	79,581
Sprint Nextel Corp.	2,368,787	61,209
BellSouth Corp.	1,435,167	49,729
Alltel Corp.	309,705	20,053
*Qwest Communications International Inc.	1,232,447	8,381
CenturyTel, Inc.	102,702	4,018
Citizens Communications Co.	257,304	3,414
		310,135
Utilities (2.6%)
Exelon Corp.	532,670	28,178
Duke Energy Corp.	736,326	21,464
Southern Co.	592,111	19,403
Dominion Resources, Inc.	277,273	19,140
TXU Corp.	369,388	16,534
FPL Group, Inc.	321,226	12,894
FirstEnergy Corp.	261,513	12,788
Public Service Enterprise Group, Inc.	198,653	12,722
Entergy Corp.	164,653	11,351
American Electric Power Co., Inc.	317,766	10,810
PG&E Corp.	271,576	10,564
Edison International	256,505	10,563
Sempra Energy	206,945	9,615
PPL Corp.	306,706	9,017
*AES Corp.	527,809	9,004
Progress Energy, Inc.	203,858	8,966
Consolidated Edison Inc.	193,554	8,420

Shares	Market Value• ($000)

Ameren Corp.	162,403	8,091
Constellation Energy Group, Inc.	143,852	7,870
Cinergy Corp.	160,751	7,300
Xcel Energy, Inc.	326,451	5,925
DTE Energy Co.	144,003	5,773
KeySpan Corp.	138,402	5,656
*Allegheny Energy, Inc.	129,702	4,390
NiSource, Inc.	216,077	4,369
Pinnacle West Capital Corp.	78,151	3,055
CenterPoint Energy Inc.	236,027	2,816
TECO Energy, Inc.	163,523	2,636
*CMS Energy Corp.	174,152	2,255
NICOR Inc.	34,151	1,351
*Dynegy, Inc.	279,905	1,344
Peoples Energy Corp.	28,851	1,028
		295,292
Total Common Stocks
(Cost $6,301,973)		9,375,674
Temporary Cash Investments (17.5%)[1]
Money Market Fund (10.3%)
2 Vanguard Market
Liquidity Fund, 4.715%	1,149,404,888	1,149,405
2Vanguard Market
Liquidity Fund,
4.715%--Note F	7,084,000	7,084
		1,156,489
	Face
	Amount
	($000)
Commercial Paper (6.3%)
ANZ (Delaware) Inc.
4.820%, 6/12/06	18,000	17,830
ASB Bank Ltd.
34.789%, 5/30/06	25,000	24,809
Alliance & Leicester PLC
34.794%, 6/1/06	27,000	26,785
Bavaria Universal Funding
34.500%, 4/3/06	45,000	45,000
34.936%, 6/20/06	25,000	24,733
CBA (Delaware) Finance Inc.
4.864%, 6-19-06	20,000	19,792
CRC Funding, LLC
34.887%, 6/8/06	25,000	24,777
Calyon North America Inc.
4.777%, 6/6/06	25,000	24,785
Credit Suisse First Boston
34.849%, 6/16/06	25,000	24,749
Dexia Delaware LLC
4.458%, 4/3/06	29,000	29,000
DnB Nor Bank Asa
4.839%, 6/16/06	40,000	39,599
Fortis Funding LLC
34.682%, 5/8/06	50,000	49,768
Grampian Funding LLC
34.830%, 6/23/06	25,000	24,723
HBOS Treasury Services PLC
4.490%, 4/5/06	20,000	19,995
ING (U.S.) Funding LLC
4.837%, 6/12/06	25,000	24,764
Irish Life & Permanent PLC
34.849%, 6/8/06	40,000	39,643
Kredietbank N.A
Finance Corp.
4.758%, 5/15/06	30,000	29,832
Natexis Banques Populaires
U.S. Finance Co., LLC
4.791%, 6/6/06	25,000	24,785
National Australia
Funding (Delaware)
34.666%, 4/13/06	30,000	29,954
Nordea North America Inc.
4.736%, 5/22/06	30,000	29,803
Northern Rock PLC
34.608%, 4/7/06	50,000	49,962
Santander Centro Hispanic
4.854%, 6/9/06	30,000	29,728
Societe Generale N.A. Inc.
4.478%, 4/6/06	50,000	49,980
Toronto Dominion
34.799%, 6/12/06	6,800	6,736
		711,532

Shares	Market Value• ($000)

U.S.Government Obligations (0.9%)
U.S. Treasury Bill
(4)4.531%, 6/8/06	106,500	105,616
Total Temporary Cash Investments
(Cost $1,973,534)		1,973,637
Total Investments (100.5%)
(Cost $8,275,507)		11,349,311
Other Assets and Liabilities (-0.5%)
Other Assets--Note C		209,014
Liabilities--Note F		(262,116)
		(53,102)
Net Assets (100%)		11,296,209
At March 31, 2006, net assets consisted of:[5]
	Amount
	($000)
Paid-in Capital	8,767,850
Undistributed Net Investment Income	42,849
Unrealized Appreciation
Investment Securities	3,073,804
Futures Contracts	10,666
Net Assets	11,296,209
Investor Shares--Net Assets
Applicable to 360,653,426 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,512,517
Net Asset Value Per Share--
Investor Shares	$26.38
Admiral Shares--Net Assets
Applicable to 30,113,066 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,783,692
Net Asset Value Per Share--
Admiral Shares	$59.23

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker/dealers. See Note F in Notes to Financial Statements.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.3% and 0.2%, respectively, of net assets. See Note D in Notes to Financial Statements.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
3 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At March 31, 2006, the aggregate value of these securities was $371,639,000, representing 3.3% of net assets.
4 Securities with a value of $105,616,000 have been segregated as initial margin for open futures contracts.
5 See Note D in Notes to Financial Statements for the tax-basis components of net assets.
REIT—Real Estate Investment Trust.

Statement of Operations

Six Months Ended March 31, 2006
($000)

Investment Income

Income

Dividends	88,328

Interest[1]	41,743

Security Lending	111

Total Income	130,182

Expenses

Investment Advisory Fees--Note B

Basic Fee	5,931

Performance Adjustment	2,396

The Vanguard Group--Note C

Management and Administrative

Investor Shares	10,416

Admiral Shares	1,141

Marketing and Distribution

Investor Shares	1,339

Admiral Shares	142

Custodian Fees	116

Shareholders' Reports

Investor Shares	50

Admiral Shares	2

Trustees' Fees and Expenses	6

Total Expenses	21,539

Net Investment Income	108,643

Realized Net Gain (Loss)

Investment Securities Sold	(36,812)

Futures Contracts	74,916

Realized Net Gain (Loss)	38,104

Change in Unrealized Appreciation (Depreciation)

Investment Securities	520,251

Futures Contracts	6,267

Change in Unrealized Appreciation (Depreciation)	526,518

Net Increase (Decrease) in Net Assets Resulting from Operations	673,265

1 Interest income from an affiliated company of the fund was $22,492,000.

Statement of Changes in Net Assets

	Six Months Ended Mar. 31, 2006 ($000)	Year Ended Sept. 30, 2005 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	108,643	207,561

Realized Net Gain (Loss)	38,104	129,813

Change in Unrealized Appreciation (Depreciation)	526,518	799,033

Net Increase (Decrease) in Net Assets Resulting from Operations	673,265	1,136,407

Distributions

Net Investment Income

Investor Shares	(92,143)	(189,629)

Admiral Shares	(17,406)	(15,993)

Realized Capital Gain

Investor Shares	--	--

Admiral Shares	--	--

Total Distributions	(109,549)	(205,622)

Capital Share Transactions--Note G

Investor Shares	(297,980)	(515,474)

Admiral Shares	127,100	808,380

Net Increase (Decrease) from Capital Share Transactions	(170,880)	292,906

Total Increase (Decrease)	392,836	1,223,691

Net Assets

Beginning of Period	10,903,373	9,679,682

End of Period[1]	11,296,209	10,903,373

1 Including undistributed net investment income of $42,849,000 and $43,755,000.

Financial Highlights

Asset Allocation Fund Investor Shares
	Six Months Ended Mar. 31,	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$25.08	$22.92	$20.66	$16.65	$20.43	$24.79

Investment Operations

Net Investment Income	.25	.481	.400	.26	.45	.73

Net Realized and Unrealized Gain (Loss)

on Investments	1.30	2.16	2.225	4.02	(3.70)	(3.95)

Total from Investment Operations	1.55	2.64	2.625	4.28	(3.25)	(3.22)

Distributions

Dividends from Net Investment Income	(.25)	(.48)	(.365)	(.27)	(.53)	(.87)

Distributions from Realized Capital Gains	--	--	--	--	--	(.27)

Total Distributions	(.25)	(.48)	(.365)	(.27)	(.53)	(1.14)

Net Asset Value, End of Period	$26.38	$25.08	$22.92	$20.66	$16.65	$20.43

Total Return	6.21%	11.60%	12.75%	25.85%	-16.41%	-13.51%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$9,513	$9,333	$8,989	$7,541	$6,033	$7,386

Ratio of Total Expenses to

Average Net Assets[2]	0.40%3	0.38%	0.38%	0.43%	0.42%	0.44%

Ratio of Net Investment Income to

Average Net Assets	1.94%[3]	1.98%[1]	1.79%	1.34%	2.19%	3.16%

Portfolio Turnover Rate	5%[3]	6%	34%	43%	54%	77%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.06 and 0.24%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.01%, 0.00%, 0.00%, (0.01%), and 0.00%.
3 Annualized.

Asset Allocation Fund Admiral Shares
	Six Months Ended Mar. 31,	Year Ended September 30,				Aug. 13[1] to Sept. 30,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$56.33	$51.47	$46.39	$37.38	$45.88	$50.00

Investment Operations

Net Investment Income	.590	1.1452	.953	.625	1.062	.17

Net Realized and Unrealized Gain (Loss)

on Investments	2.904	4.849	5.009	9.033	(8.324)	(4.29)

Total from Investment Operations	3.494	5.994	5.962	9.658	(7.262)	(4.12)

Distributions

Dividends from Net Investment Income	(.594)	(1.134)	(.882)	(.648)	(1.238)	--

Distributions from Realized Capital Gains	--	--	--	--	--	--

Total Distributions	(.594)	(1.134)	(.882)	(.648)	(1.238)	--

Net Asset Value, End of Period	$59.23	$56.33	$51.47	$46.39	$37.38	$45.88

Total Return	6.23%	11.74%	12.91%	25.99%	-16.35%	-8.24%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$1,784	$1,571	$691	$619	$563	$474

Ratio of Total Expenses to

Average Net Assets[3]	0.30%[4]	0.28%	0.27%	0.31%	0.32%	0.36%[4]

Ratio of Net Investment Income to

Average Net Assets	2.04%[4]	2.08%[2]	1.90%	1.46%	2.28%	2.60%[4]

Portfolio Turnover Rate	5%[4]	6%	34%	43%	54%	77%

1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.135 and 0.24%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.01%, 0.00%, 0.00%, (0.01%), and 0.00%.
4 Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Malvern Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use S&P 500 Index and U.S. Treasury futures contracts, with the objectives of maintaining full exposure to the stock and bond markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the markets, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying securities while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Long U.S. Treasury Index. For the six months ended March 31, 2006, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets before an increase of $2,396,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2006, the fund had contributed capital of $1,261,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.26% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2005, the fund had available realized losses of $629,216,000 to offset future net capital gains of $187,659,000 through September 30, 2010, $346,742,000 through September 30, 2011, and $94,815,000 through September 30, 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2006; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2006, net unrealized appreciation of investment securities for tax purposes was $3,073,804,000, consisting of unrealized gains of $3,217,879,000 on securities that had risen in value since their purchase and $144,075,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2006, the aggregate settlement value of open futures contracts expiring in June 2006 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Net Unrealized Appreciation (Depreciation)

S&P 500 Index	5,912	1,926,277	10,402

E-Mini S&P 500 Index	340	22,156	264

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the six months ended March 31, 2006, the fund purchased $234,860,000 of investment securities and sold $289,673,000 of investment securities, other than U.S. government securities and temporary cash investments.

F. The market value of securities on loan to broker/dealers at March 31, 2006, was $6,849,000, for which the fund received cash collateral of $7,084,000.

G. Capital share transactions for each class of shares were:

	Six Months Ended March 31, 2006		Year Ended September 30, 2005
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	515,055	20,211	1,117,768	46,254

Issued in Lieu of Cash Distributions	90,846	3,535	185,956	7,676

Redeemed	(903,881)	(35,169)	(1,819,198)	(74,041)

Net Increase (Decrease)--Investor Shares	(297,980)	(11,423)	(515,474)	(20,111)

Admiral Shares

Issued	223,999	3,913	911,736	16,337

Issued in Lieu of Cash Distributions	15,729	273	13,749	253

Redeemed	(112,628)	(1,951)	(117,105)	(2,133)

Net Increase (Decrease)--Admiral Shares	127,100	2,235	808,380	14,457

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2006
Asset Allocation Fund	Beginning Account Value 9/30/2005	Ending Account Value 3/31/2006	Expenses Paid During Period[1]

Based on Actual Fund Return

Investor Shares	$1,000.00	$1,062.07	$2.06

Admiral Shares	1,000.00	1,062.31	1.54

Based on Hypothetical 5% Yearly Return

Investor Shares	$1,000.00	$1,022.94	$2.02

Admiral Shares	1,000.00	1,023.44	1.51

1 These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.40% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Trustee since May 1987; Chairman of the Board and Chief Executive Officer 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (since January 2006), Vice President and Chief Information Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc., since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard's proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for "proxy voting guidelines," or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund's current prospectus	the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

(C) 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q782 052006

    Vanguard® U.S. Value Fund

   > Semiannual Report

   March 31, 2006

> For the six months ended March 31, 2006, Vanguard U.S. Value Fund returned 6.2%, which fell short of the returns for its comparative measures.

> The fund benefited from some strong stock selections in the industrials and materials sectors.

> Poor stock selection in a number of the fund’s largest sectors—most notably financials, consumer discretionary, consumer staples, and information technology—produced results that lagged the benchmark sectors.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisor's Report	6

Fund Profile	8

Performance Summary	9

Financial Statements	10

About Your Fund's Expenses	22

Glossary	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2006
Total Return

Vanguard U.S. Value Fund	6.2%

Russell 3000 Value Index	7.9

Average Multi-Cap Value Fund[1]	7.1

Dow Jones Wilshire 5000 Index	8.0

Your Fund's Performance at a Glance September 30, 2005-March 31, 2006			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Vanguard U.S. Value Fund	$14.36	$14.05	$0.280	$0.880

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

During the first half of its 2006 fiscal year, Vanguard U.S. Value Fund returned 6.2%, a somewhat disappointing result in light of the performance of its comparative measures. The fund ended the period more than 1.5 percentage points behind the Russell 3000 Value Index and almost one percentage point below the average return for its peer group. Poorly performing holdings in a few key sectors were the primary cause of the shortfall.

Stocks soared in the new year as positive reports mounted

In the fiscal half-year, stocks staged a performance in two acts: From October through December, returns stayed modest, but the first three months of 2006 saw a sharp rise in stock prices. First-quarter economic news included a jump in U.S. economic growth from 2005‘s already strong level; a surge in consumer confidence that paralleled growth in new jobs; and growth in corporate earnings that was expected to hit double digits for the 16th consecutive quarter.

Markets rewarded the good news handsomely during the six-month period. Continuing a trend of recent years, small-capitalization stocks in the United States led large-caps; reversing recent trends, the U.S. small-caps also outperformed broad international markets. However, Japanese and emerging markets continued to dominate other market segments.

2

Moves in the U.S. bond market signaled a return to normalcy

On March 28, the Federal Reserve Board raised its target for the federal funds rate to 4.75%, the 15th consecutive rate increase since June 2004. During most of 2005, short-term rates followed the Fed’s moves but, in a bond market anomaly, long-term rates held steady. In the first quarter of 2006, however, rate movements followed a more typical pattern, rising in concert across the maturity spectrum. In this environment, shorter-term securities outperformed long-term bonds, and municipal issues generally outperformed corporate securities.

Weak stock selections caused the fund’s performance shortfall

The U.S. Value Fund’s investment advisor—Grantham, Mayo, Van Otterloo & Co. LLC (GMO)—uses a quantitative, computer-driven strategy that gives the firm latitude to choose stocks based on attractive valuations and price momentum. GMO’s methodology sometimes identifies stocks that are tried-and-true, out-of-favor “value” stocks; at other times, it points to “growth” stocks that have fallen on hard times and appear poised for a rebound. Over the six months, however, the advisor’s approach was a bit out of alignment with the market’s sources of strength.

Market Barometer	Total Returns Periods Ended March 31, 2006
	Six Months	One Year	Five Years[1]

Stocks

Russell 1000 Index (Large-caps)	6.7%	13.2%	4.7%

Russell 2000 Index (Small-caps)	15.2	25.8	12.6

Dow Jones Wilshire 5000 Index (Entire market)	8.0	15.0	6.0

MSCI All Country World Index ex USA (International)	14.6	28.1	11.8

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	-0.1%	2.3%	5.1%

Lehman Municipal Bond Index	1.0	3.8	5.2

Citigroup 3-Month Treasury Bill Index	1.9	3.5	2.1

CPI

Consumer Price Index	0.5%	3.4%	2.5%

1 Annualized.

3

On the positive side, the advisor added value with several strong-performing holdings in the industrials and materials sectors. A significant contribution came from the industrials sector, where the fund’s airline holdings posted exceptional returns. Nevertheless, these sectors represented a small share of the fund’s total assets, and their successes were not enough to compensate for some larger weaknesses.

Significant detractors from the fund’s relative performance included its financials, consumer-oriented, and information technology stocks. While the financials sector delivered strong returns, the U.S. Value Fund was underweighted in these stocks compared with its benchmark, and it didn’t hold some of the best-performing commercial banks, insurance firms, and real estate investment trusts. The story was similar for the fund’s holdings in the consumer discretionary and consumer staples sectors, where automakers and tobacco companies weighed heavily on performance. In the information technology sector, returns were dampened by the fund’s sizable commitment to a few underperforming companies such as Dell Computer.

Although your fund’s showing over the six-month period was subpar, remember that long-term results are the true measure of the success of a fund’s strategy. On this account, the U.S. Value Fund has turned in respectable results over its nearly six-year history, navigating periods that have

Annualized Expense Ratios:[1] Your fund compared with its peer group
	Fund	Average Multi-Cap Value Fund

U.S. Value Fund	0.39%	1.38%

1 Fund expense ratio reflects the six months ended March 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

4

included a prolonged bear market that tested the mettle of stock investors. In light of the advisor’s proven skill and the fund’s very low operating expenses, outlined in the table on page 4, we are confident in the fund’s ability to continue to post competitive long-term results.

For more details on the fund’s performance and individual securities, see the Advisor’s Report, which begins on page 6.

Secure your future by maintaining your balance

Debates about the direction and magnitude of future stock returns are a staple of the financial media. While the back-and-forth can make for interesting theater, and occasionally for educational commentary, it has almost no relevance for your own investment plan.

Vanguard’s typical response to questions about the market’s direction is that we simply can’t know. That’s why we encourage investors to develop portfolios with the appropriate mix of stock, bond, and money market funds to meet their own unique needs. If you ignore the sideshow chatter and instead focus on maintaining a balanced, diversified, and low-cost portfolio of mutual funds, you will be well-positioned to ride out the market’s moves, whatever they may be. The U.S. Value Fund can play an important role in diversifying the stock portion of a well-rounded portfolio designed to help you meet your long-term financial goals.

Thank you for your ongoing confidence in Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
April 18, 2006

5

Advisor’s Report

Vanguard U.S. Value Fund returned 6.2% for the six months ended March 31, 2006. This result trailed the 7.9% return of the fund’s benchmark, the Russell 3000 Value Index.

The investment environment

Among the value and growth stocks within the Russell 3000 Index—a broad measure of the U.S. stock market—value outpaced growth by a small margin for the period. Moreover, the Russell 3000 Value Index outperformed the S&P 500 Index by roughly 1.5 percentage points.

Investors maintained their affinity for small-cap stocks during the period, with small-cap indexes outpacing their large-cap brethren by a relatively wide spread. Within the large-cap universe, value stocks led growth stocks, while the opposite was true in the small-cap universe. The best-performing sectors in the Russell 3000 Value Index were materials, industrials, information technology, and telecommunication services; energy and utilities stocks were the weakest performers for the six months.

Our successes

The U.S. Value Fund uses a combination of valuation and momentum components to pick stocks. The use of multiple disciplines permits us to diversify our portfolio as we seek to provide consistent long-term results. Stock selections were strong in the materials and industrials sectors. Notable strong performers with overweight positions in the fund during the period included Merck, Continental Airlines, USG, and BellSouth. In addition, underweighting—or avoiding altogether—stocks such as Chevron, ExxonMobil, and Cendant added value, as these stocks declined over the six months.

Our shortfalls

Sector selection detracted from returns for the period, with a large negative impact relative to the benchmark coming from an overweight position in consumer staples. We were also underweight in the strong-performing financials and materials sectors. Stock selection in information technology was also weak.

Our positioning

In the first quarter of 2006, stocks picked up exactly where they had left off in late 2005, posting solid gains in the face of economic uncertainty and potentially setting the stage for a fourth consecutive year of equity gains. During the first three months of 2006, high-quality U.S. stocks again underperformed their low-quality counterparts, although the spread appeared to narrow.

The fund’s largest average weighting was in financials (although our position was underweighted relative to the benchmark). These stocks continue to appear attractive in our value stock selection disciplines.

6

Our outlook for 2006 is for a moderate, yet sustained, bear market. In our view, value stock selections will continue to be more attractive for investors than growth stocks. We encourage investors to focus on quality and avoid risk when possible.

Sam Wilderman, CFA, Partner and
Director of U.S. Equity Management
Grantham, Mayo, Van Otterloo & Co. LLC
April 21, 2006

7

Fund Profile
 As of March 31, 2006

Portfolio Characteristics
	Fund	Comparative Index[1]	Broad Index[2]

Number of Stocks	276	1,971	4,980

Median Market Cap	$36.5B	$28.0B	$26.3B

Price/Earnings Ratio	14.3x	15.8x	20.9x

Price/Book Ratio	2.2x	2.2x	2.9x

Yield	2.0%	2.4%	1.6%

Return on Equity	20.3%	15.5%	17.2%

Earnings Growth Rate	14.6%	13.0%	10.5%

Foreign Holdings	0.0%	0.0%	2.4%

Turnover Rate	50%[3]	--	--

Expense Ratio	0.39%[3]	--	--

Short-Term Reserves	3%	--	--

Sector Diversification (% of portfolio)
	Fund	Comparative Index[1]	Broad Index[2]

Consumer Discretionary	16%	9%	12%

Consumer Staples	9	5	8

Energy	6	13	9

Financials	32	36	22

Health Care	13	7	12

Industrials	3	8	11

Information Technology	7	6	16

Materials	1	5	4

Telecommunication Services	7	5	3

Utilities	3	6	3

Short-Term Reserves	3%	--	--

Volatility Measures
	Fund	Comparative Index[1]	Fund	Broad Index[2]

R-Squared	0.94	1.00	0.91	1.00

Beta	1.02	1.00	1.00	1.00

Ten Largest Holdings[4] (% of total net assets)

Bank of America Corp.	diversified banks	4.8%

Pfizer Inc.	pharmaceuticals	4.0

Verizon	integrated

Communications Inc.	Telecommunication services	3.4

Altria Group, Inc.	tobacco	2.8

Merck & Co., Inc.	pharmaceuticals	2.8

Citigroup, Inc.	Diversified financial services	2.5

Home Depot, Inc.	Home improvement retail	2.5

UnitedHealth Group Inc.	Managed health care	2.4

Fannie Mae	thrifts and mortgage finance	2.2

Dell Inc.	computer hardware	2.2

Top Ten		29.6%

Investment Focus

1 Russell 3000 Value Index.
2 Dow Jones Wilshire 5000 Index.
3 Annualized.
4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 24 for a glossary of investment terms.

8

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 29, 2000–March 31, 2006

Average Annual Total Returns: Periods Ended March 31, 2006				Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total

U.S. Value Fund	6/29/2000	12.17%	7.91%	7.21%	1.51%	8.72%

1 Annualized.
Note: See Financial Highlights table on page 18 for dividend and capital gains information.

9

Financial Statements (unaudited)

Statement of Net Assets
 As of March 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Shares	Market Value• ($000)

Common Stocks (96.9%)1
Consumer Discretionary (16.3%)
Home Depot, Inc.	612,800	25,921
Lowe's Cos., Inc.	254,600	16,406
Ford Motor Co.	999,829	7,959
Whirlpool Corp.	78,100	7,144
Johnson Controls, Inc.	93,200	7,077
D. R. Horton, Inc.	208,629	6,931
^General Motors Corp.	320,400	6,815
Gannett Co., Inc.	102,600	6,148
Pulte Homes, Inc.	158,200	6,078
KB Home	81,500	5,296
Lennar Corp. Class A	86,100	5,199
Centex Corp.	82,900	5,139
*Mohawk Industries, Inc.	63,000	5,085
Jones Apparel Group, Inc.	113,200	4,004
Liz Claiborne, Inc.	96,000	3,934
Harley-Davidson, Inc.	66,500	3,450
Eastman Kodak Co.	116,100	3,302
Beazer Homes USA, Inc.	48,600	3,193
MDC Holdings, Inc.	49,440	3,179
Ryland Group, Inc.	42,400	2,943
^Lear Corp.	155,600	2,759
*Office Depot, Inc.	70,000	2,607
Standard Pacific Corp.	75,400	2,535
Brinker International, Inc.	58,100	2,455
Wendy's International, Inc.	34,400	2,135
TJX Cos., Inc.	78,200	1,941
American Axle & Manufacturing Holdings, Inc.	113,300	1,941
*Bed Bath & Beyond, Inc.	49,600	1,905
Applebee's International, Inc.	76,300	1,873
Maytag Corp.	83,500	1,781
ArvinMeritor, Inc.	87,500	1,305
Outback Steakhouse, Inc.	29,300	1,289
*Meritage Corp.	22,900	1,259
*Rent-A-Center, Inc.	47,400	1,213
*Dollar Tree Stores, Inc.	38,800	1,074
*The Goodyear Tire & Rubber Co.	73,300	1,061
*Ryan's Restaurant Group, Inc.	64,900	941
*AutoNation, Inc.	42,500	916
*Papa John's International, Inc.	22,600	742
Group 1 Automotive, Inc.	15,400	732
Furniture Brands International Inc.	29,300	718
*Hovnanian Enterprises Inc. Class A	14,900	655
Sonic Automotive, Inc.	13,000	361
Snap-On Inc.	8,500	324
*Valassis Communications, Inc.	7,800	229
*Tenneco Automotive, Inc.	9,700	210
*TRW Automotive Holdings Corp.	5,200	121
*Pomeroy IT Solutions, Inc.	11,500	96
*William Lyon Homes, Inc.	400	38
		170,419

10

Shares	Market Value• ($000)

Consumer Staples (8.5%)
Altria Group, Inc.	420,900	29,825
Wal-Mart Stores, Inc.	449,800	21,249
Safeway, Inc.	254,500	6,393
*The Kroger Co.	310,400	6,320
Tyson Foods, Inc.	405,300	5,569
Sara Lee Corp.	287,700	5,144
Archer-Daniels-Midland Co.	112,600	3,789
Albertson's, Inc.	137,500	3,530
SuperValu Inc.	78,600	2,422
*Dean Foods Co.	33,100	1,285
Universal Corp. (VA)	32,100	1,180
Nash-Finch Co.	35,700	1,067
*Performance Food Group Co.	16,800	524
Chiquita Brands International, Inc.	18,800	315
Sanderson Farms, Inc.	10,100	226
Longs Drug Stores, Inc.	2,900	134
Flowers Foods, Inc.	4,500	134
		89,106
Energy (5.7%)
ExxonMobil Corp.	159,500	9,707
ConocoPhillips Co.	153,708	9,707
Burlington Resources, Inc.	61,800	5,680
Apache Corp.	68,200	4,468
Occidental Petroleum Corp.	35,300	3,271
Marathon Oil Corp.	39,900	3,039
*Stone Energy Corp.	61,500	2,715
Tesoro Petroleum Corp.	30,800	2,105
*Giant Industries, Inc.	29,500	2,051
Helmerich & Payne, Inc.	25,200	1,759
*Oil States International, Inc.	40,800	1,503
Valero Energy Corp.	23,100	1,381
*Remington Oil & Gas Corp.	31,500	1,361
ENSCO International, Inc.	24,800	1,276
Chevron Corp.	20,400	1,183
Sunoco, Inc.	13,200	1,024
Holly Corp.	12,600	934
*Oceaneering International, Inc.	15,200	871
CONSOL Energy, Inc.	11,400	845
Anadarko Petroleum Corp.	8,100	818
Murphy Oil Corp.	14,900	742
*Unit Corp.	12,700	708
Kinder Morgan, Inc.	7,100	653
El Paso Corp.	49,000	590
Lufkin Industries	8,800	488
Amerada Hess Corp.	3,400	484
*Superior Energy Services, Inc.	9,300	249
*TransMontaigne Inc.	14,700	144
RPC Inc.	6,000	137
		59,893
Financials (32.1%)
Capital Markets (3.1%)
Merrill Lynch & Co., Inc.	86,600	6,821
Lehman Brothers Holdings, Inc.	46,200	6,677
The Goldman Sachs Group, Inc.	34,800	5,462
Bear Stearns Co., Inc.	23,000	3,190
Morgan Stanley	41,000	2,576
*E*TRADE Financial Corp.	69,600	1,878
State Street Corp.	30,700	1,855
Mellon Financial Corp.	51,000	1,816
Raymond James Financial, Inc.	28,700	848
Commercial Banks (7.0%)
Bank of America Corp.	1,100,959	50,138
National City Corp.	381,913	13,329
Comerica, Inc.	68,300	3,959
PNC Financial Services Group	37,900	2,551
First Horizon National Corp.	54,600	2,274
BB&T Corp.	13,500	529
SunTrust Banks, Inc.	7,200	524
KeyCorp	6,700	247
Consumer Finance (0.3%)
Capital One Financial Corp.	42,900	3,454

11

Shares	Market Value• ($000)

Diversified Financial Services (3.8%)
Citigroup, Inc.	550,300	25,991
JPMorgan Chase & Co.	339,450	14,135
Insurance (10.7%)
American International Group, Inc.	292,400	19,325
AFLAC Inc.	264,600	11,941
Lincoln National Corp.	155,059	8,464
Ambac Financial Group, Inc.	100,900	8,032
UnumProvident Corp.	372,100	7,621
Torchmark Corp.	105,600	6,030
Fidelity National Financial, Inc.	155,653	5,530
First American Corp.	98,300	3,849
The Hartford Financial Services Group Inc.	45,000	3,625
Marsh & McLennan Cos., Inc.	121,600	3,570
Aon Corp.	85,800	3,562
Loews Corp.	33,200	3,360
Prudential Financial, Inc.	43,300	3,283
AmerUs Group Co.	50,600	3,048
Old Republic International Corp.	136,587	2,980
LandAmerica Financial Group, Inc.	43,500	2,951
The Chubb Corp.	25,300	2,415
MetLife, Inc.	34,000	1,645
Protective Life Corp.	32,500	1,617
The Allstate Corp.	29,400	1,532
Nationwide Financial Services, Inc.	29,300	1,260
MBIA, Inc.	20,600	1,239
The St. Paul Travelers Cos., Inc.	28,800	1,204
American Financial Group, Inc.	22,700	945
Commerce Group, Inc.	17,600	930
Stewart Information Services Corp.	19,300	909
StanCorp Financial Group, Inc.	11,000	595
W.R. Berkley Corp.	7,600	441
Horace Mann Educators Corp.	10,800	203
Real Estate (1.2%)
Equity Residential REIT	55,900	2,616
^Annaly Mortgage Management Inc. REIT	142,700	1,732
Equity Office Properties Trust REIT	44,200	1,484
Kilroy Realty Corp. REIT	18,600	1,437
Avalonbay Communities, Inc. REIT	13,000	1,418
Thornburg Mortgage, Inc. REIT	27,500	744
AMB Property Corp. REIT	12,100	657
Archstone-Smith Trust REIT	13,000	634
Impac Mortgage Holdings, Inc. REIT	60,400	582
FelCor Lodging Trust, Inc. REIT	19,400	409
National Health Investors REIT	12,100	307
Capstead Mortgage Corp. REIT	32,400	228
Essex Property Trust, Inc. REIT	2,000	217
CBL & Associates Properties, Inc. REIT	4,700	200
Anworth Mortgage Asset Corp. REIT	13,200	104
Thrifts & Mortgage Finance (6.0%)
Fannie Mae	457,000	23,490
Washington Mutual, Inc.	294,871	12,567
Freddie Mac	159,300	9,717
MGIC Investment Corp.	84,900	5,657
Radian Group, Inc.	61,000	3,675
The PMI Group Inc.	59,200	2,718
Countrywide Financial Corp.	68,200	2,503

12

Shares	Market Value• ($000)

Flagstar Bancorp, Inc.	80,900	1,222
Fremont General Corp.	49,500	1,067
Astoria Financial Corp.	22,850	707
		336,452
Health Care (13.1%)
Pfizer Inc.	1,672,500	41,679
Merck & Co., Inc.	834,200	29,389
UnitedHealth Group Inc.	443,900	24,797
McKesson Corp.	204,200	10,645
Cardinal Health, Inc.	136,800	10,194
AmerisourceBergen Corp.	149,200	7,202
*Express Scripts Inc.	67,700	5,951
Aetna Inc.	60,700	2,983
Bristol-Myers Squibb Co.	59,000	1,452
*Lincare Holdings, Inc.	20,300	791
*Medco Health Solutions, Inc.	13,800	790
*Health Net Inc.	12,200	620
*Forest Laboratories, Inc.	1,900	85
Stryker Corp.	1,700	75
*BioScrip Inc.	6,700	48
		136,701
Industrials (3.0%)
*^USG Corp.	37,700	3,580
Union Pacific Corp.	35,000	3,267
*Continental Airlines, Inc. Class B	84,600	2,276
Burlington Northern Santa Fe Corp.	22,800	1,900
SPX Corp.	30,500	1,629
Northrop Grumman Corp.	23,800	1,625
Manpower Inc.	24,700	1,412
*Jacobs Engineering Group Inc.	13,900	1,206
Trinity Industries, Inc.	22,100	1,202
*EMCOR Group, Inc.	23,600	1,172
NACCO Industries, Inc. Class A	7,400	1,139
General Dynamics Corp.	15,600	998
*General Cable Corp.	27,200	825
Harsco Corp.	9,400	777
*Flowserve Corp.	13,100	764
Cendant Corp.	43,800	760
Mueller Industries Inc.	20,700	739
Arkansas Best Corp.	16,800	657
FedEx Corp.	5,500	621
Lennox International Inc.	18,700	558
Washington Group International, Inc.	9,500	545
*Terex Corp.	6,600	523
*AAR Corp.	18,200	518
A.O. Smith Corp.	9,600	507
*Griffon Corp.	19,100	474
Emerson Electric Co.	4,700	394
*Quanta Services, Inc.	23,400	375
American Woodmark Corp.	8,900	316
GATX Corp.	4,100	169
Lincoln Electric Holdings, Inc.	3,100	167
*Mesa Air Group Inc.	14,600	167
*United Rentals, Inc.	3,900	135
Goodrich Corp.	2,600	113
		31,510
InformationTechnology (7.1%)
*Dell Inc.	775,500	23,079
First Data Corp.	323,800	15,160
Hewlett-Packard Co.	439,000	14,443
*Ingram Micro, Inc. Class A	215,100	4,302
*Tech Data Corp.	94,500	3,488
Motorola, Inc.	102,800	2,355
*Lexmark International, Inc.	33,800	1,534
*Micron Technology, Inc.	94,100	1,385
Applied Materials, Inc.	75,700	1,326
*Affiliated Computer Services, Inc. Class A	17,100	1,020
*Agilent Technologies, Inc.	26,700	1,003
*Brightpoint, Inc.	31,500	979
Harris Corp.	17,800	842
*BearingPoint, Inc.	89,100	756
*Plexus Corp.	20,100	755
Intersil Corp.	18,600	538
*Avnet, Inc.	15,600	396

13

Shares	Market Value• ($000)

*Arrow Electronics, Inc.	10,200	329
*Hutchinson Technology, Inc.	10,600	320
AVX Corp.	6,400	113
*ManTech International Corp.	1,600	53
		74,176
Materials (1.2%)
Commercial Metals Co.	96,300	5,151
Martin Marietta Materials, Inc.	18,800	2,012
Nucor Corp.	14,100	1,478
*AK Steel Corp.	71,800	1,077
Temple-Inland Inc.	23,700	1,056
Ryerson Tull, Inc.	34,800	931
Worthington Industries, Inc.	24,900	499
Airgas, Inc.	7,700	301
*OM Group, Inc.	5,800	133
		12,638
Telecommunication Services (6.5%)
Verizon Communications Inc.	1,058,802	36,063
AT&T Inc.	623,248	16,853
BellSouth Corp.	382,700	13,261
*Qwest Communications International Inc.	145,800	991
*Time Warner Telecom Inc.	36,800	661
CenturyTel, Inc.	13,500	528
		68,357
Utilities (3.4%)
American Electric Power Co., Inc.	201,600	6,858
Progress Energy, Inc.	107,900	4,745
FirstEnergy Corp.	63,400	3,100
Public Service Enterprise Group, Inc.	38,800	2,485
Duke Energy Corp.	72,100	2,103
Edison International	48,000	1,977
Sempra Energy	40,200	1,868
CenterPoint Energy Inc.	148,800	1,775
FPL Group, Inc.	42,600	1,710
PPL Corp.	40,800	1,200
PG&E Corp.	26,600	1,035
TECO Energy, Inc.	64,100	1,033
Xcel Energy, Inc.	56,500	1,025
DTE Energy Co.	25,200	1,010
Consolidated Edison Inc.	19,400	844
Duquesne Light Holdings, Inc.	42,900	708
Southern Co.	17,500	573
Puget Energy, Inc.	23,300	493
Aqua America, Inc.	16,300	453
Great Plains Energy, Inc.	15,400	434
*CMS Energy Corp.	32,300	418
UniSource Energy Corp.	6,400	195
		36,042
Total Common Stocks
(Cost $910,347)		1,015,294
Temporary Cash Investments (5.0%)1
Money Market Fund (4.8%)
2Vanguard Market Liquidity Fund, 4.715%	41,921,373	41,921
2Vanguard Market Liquidity Fund, 4.715%--Note F	8,735,100	8,735
		50,656
	Face
	Amount
	($000)
U.S. Government Obligation (0.2%)
U.S. Treasury Bill
34.666%, 8/24/2006	2,000	1,963
Total Temporary Cash Investments
(Cost $52,620)		52,619
Total Investments (101.9%)
(Cost $962,967)		1,067,913
Other Assets and Liabilities (-1.9%)
Other Assets--Note C		21,523
Liabilities--Note F		(41,138)
		(19,615)
Net Assets (100%)
Applicable to 74,635,275 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,048,298
Net Asset Value Per Share		$14.05

14

At March 31, 2006, net assets consisted of:[4]
	Amount	Per
	($000)	Share
Paid-in Capital	907,126	$12.16
Undistributed Net
Investment Income	4,102.05
Accumulated Net Realized Gains	32,155.43
Unrealized Appreciation
(Depreciation)
Investment Securities	104,946	1.41
Futures Contracts	(31)	.00
Net Assets	1,048,298	$14.05

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker/dealers. See Note F in Notes to Financial Statements. 1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.1% and 3.8%, respectively, of net assets. See Note D in Notes to Financial Statements.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Securities with a value of $1,963,000 have been segregated as initial margin for open futures contracts.
4 See Note D in Notes to Financial Statements for the tax-basis components of net assets. REIT—Real Estate Investment Trust.

15

Statement of Operations

Six Months Ended March 31, 2006
($000)

Investment Income

Income

Dividends	12,894

Interest[1]	673

Security Lending	86

Total Income	13,653

Expenses

Investment Advisory Fees--Note B

Basic Fee	1,147

Performance Adjustment	(465)

The Vanguard Group--Note C

Management and Administrative	1,120

Marketing and Distribution	176

Custodian Fees	5

Shareholders' Reports	15

Trustees' Fees and Expenses	1

Total Expenses	1,999

Net Investment Income	11,654

Realized Net Gain (Loss)

Investment Securities Sold	33,619

Futures Contracts	1,060

Realized Net Gain (Loss)	34,679

Change in Unrealized Appreciation (Depreciation)

Investment Securities	14,993

Futures Contracts	(4)

Change in Unrealized Appreciation (Depreciation)	14,989

Net Increase (Decrease) in Net Assets Resulting from Operations	61,322

1 Interest income from an affiliated company of the fund was $636,000.

16

Statement of Changes in Net Assets

	Six Months Ended Mar. 31, 2006 ($000)	Year Ended Sept. 30, 2005 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	11,654	18,869

Realized Net Gain (Loss)	34,679	72,867

Change in Unrealized Appreciation (Depreciation)	14,989	20,971

Net Increase (Decrease) in Net Assets Resulting from Operations	61,322	112,707

Distributions

Net Investment Income	(19,635)	(12,629)

Realized Capital Gain[1]	(61,711)	--

Total Distributions	(81,346)	(12,629)

Capital Share Transactions--Note G

Issued	142,195	352,567

Issued in Lieu of Cash Distributions	70,140	11,156

Redeemed	(137,697)	(257,183)

Net Increase (Decrease) from Capital Share Transactions	74,638	106,540

Total Increase (Decrease)	54,614	206,618

Net Assets

Beginning of Period	993,684	787,066

End of Period[2]	1,048,298	993,684

1 Includes fiscal 2006 short-term gain distributions totaling $10,519,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Including undistributed net investment income of $4,102,000 and $12,083,000.

17

Financial Highlights

	Six Months Ended Mar. 31,	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$14.36	$12.82	$10.82	$9.01	$10.46	$10.84

Investment Operations

Net Investment Income	.16	.28	.19	.17	.13	.11

Net Realized and Unrealized Gain (Loss)

on Investments	.69	1.46	1.99	1.80	(1.48)	(.41)

Total from Investment Operations	.85	1.74	2.18	1.97	(1.35)	(.30)

Distributions

Dividends from Net Investment Income	(.28)	(.20)	(.18)	(.16)	(.10)	(.08)

Distributions from Realized Capital Gains	(.88)	--	--	--	--	--

Total Distributions	(1.16)	(.20)	(.18)	(.16)	(.10)	(.08)

Net Asset Value, End of Period	$14.05	$14.36	$12.82	$10.82	$9.01	$10.46

Total Return	6.16%	13.65%	20.25%	22.08%	-13.11%	-2.82%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$1,048	$994	$787	$474	$416	$283

Ratio of Total Expenses to

Average Net Assets1	0.39%2	0.39%	0.49%	0.63%	0.54%	0.51%

Ratio of Net Investment Income to

Average Net Assets	2.30%2	2.08%	1.61%	1.72%	1.36%	1.67%

Portfolio Turnover Rate	50%2	52%	56%	50%	46%	54%

1 Includes performance-based investment advisory fee increases (decreases) of (0.09%), (0.08%), 0.00%, 0.09%, 0.04%, and 0.03%.
2 Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Malvern Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

19

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Grantham, Mayo, Van Otterloo & Co. LLC provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell 3000 Value Index. For the six months ended March 31, 2006, the investment advisory fee represented an effective annual basic rate of 0.225% of the fund’s average net assets before a decrease of $465,000 (0.09%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2006, the fund had contributed capital of $115,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2006, net unrealized appreciation of investment securities for tax purposes was $104,946,000, consisting of unrealized gains of $144,744,000 on securities that had risen in value since their purchase and $39,798,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2006, the aggregate settlement value of open futures contracts expiring in June 2006 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	40	13,033	(31)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the six months ended March 31, 2006, the fund purchased $248,280,000 of investment securities and sold $247,373,000 of investment securities, other than U.S. government securities and temporary cash investments.

20

F. The market value of securities on loan to broker/dealers at March 31, 2006, was $8,385,000, for which the fund received cash collateral of $8,735,000.

G. Capital shares issued and redeemed were:

	Six Months Ended March 31, 2006	Year Ended September 30, 2005
	Shares (000)	Shares (000)

Issued	10,147	25,743

Issued in Lieu of Cash Distributions	5,138	817

Redeemed	(9,852)	(18,738)

Net Increase (Decrease) in Shares Outstanding	5,433	7,822

21

About Your Fund's Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund's costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2006
U.S. Value Fund	Beginning Account Value 9/30/2005	Ending Account Value 3/31/2006	Expenses Paid During Period[1]

Based on Actual Fund Return	$1,000.00	$1,061.56	$2.00

Based on Hypothetical 5% Return	1,000.00	1,022.99	1.97

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

23

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Trustee since May 1987; Chairman of the Board and Chief Executive Officer 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (since January 2006), Vice President and Chief Information Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc., since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo
are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard's proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for "proxy voting guidelines," or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund's current prospectus	the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

(C) 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1242 052006

    Vanguard® Capital Value Fund

   > Semiannual Report

   March 31, 2006

> During the six months ended March 31, 2006, Vanguard Capital Value Fund earned 11.1%, outperforming the broad U.S. market, its average peer fund, and its benchmark index.

> The fund’s selections in information technology and materials performed extremely well; the fund’s light exposure to energy and complete avoidance of utilities stocks also bolstered its performance, as both sectors were down for the fiscal half-year.

> Corporate earnings increased at a double-digit rate for the 16th consecutive quarter.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisor's Report	6

Fund Profile	8

Performance Summary	9

Financial Statements	10

About Your Fund's Expenses	19

Trustees Renew Advisory Agreement	21

Glossary	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2006
Total Return

Vanguard Capital Value Fund	11.1%

Russell 3000 Value Index	7.9

Average Multi-Cap Value Fund[1]	7.1

Dow Jones Wilshire 5000 Index	8.0

Your Fund's Performance at a Glance September 30, 2005-March 31, 2006			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Vanguard Capital Value Fund	$11.64	$12.33	$0.100	$0.475

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Capital Value Fund produced an excellent return of 11.1% for the first half of its fiscal year. The gain was significantly higher than that of its benchmark index and of the average return among peer funds for the six months ended March 31, 2006.

As I mentioned in the annual report dated September 30, 2005, the fund’s advisor shifted some assets out of market areas that traditionally have been home to value stocks and into stocks that have been considered growth territory. The change, which followed a run-up in prices among some value sectors, reflects the advisor’s position that some growth stocks are underpriced relative to their expected earnings growth and relative to value stocks.

The shift in strategy was generously rewarded during the fiscal half-year, particularly in the information technology sector. The fund’s single-largest holding, Cisco Systems, at a weighting of more than 5%, gained 21% during the fiscal half-year.

Stocks soared in the new year as positive reports mounted

In the fiscal half-year, stocks staged a performance in two acts: From October through December, returns stayed modest, but the first three months of 2006 saw a sharp rise in stock prices. First-quarter economic news included a jump in U.S. economic growth from 2005‘s already strong level; a surge

2

in consumer confidence that paralleled growth in new jobs; and growth in corporate earnings that was expected to hit double digits for the 16th consecutive quarter.

Markets rewarded the good news handsomely. Continuing a trend of recent years, small-capitalization stocks in the United States led large-caps; reversing recent trends, the U.S. small-caps also outperformed broad international markets. However, Japanese and emerging markets continued to dominate other market segments.

Moves in the U.S. bond market signaled a return to normalcy

On March 28, the Federal Reserve Board raised its target for the federal funds rate to 4.75%, the 15th consecutive rate increase since June 2004. During most of 2005, short-term rates followed the Fed’s moves but, in a bond market anomaly, long-term rates held steady. In the first quarter of 2006, however, rate movements followed a more typical pattern, rising in concert across the maturity spectrum. In this environment, shorter-term securities outperformed long-term bonds, and municipal issues generally outperformed corporate securities.

Market Barometer	Total Returns Periods Ended March 31, 2006
	Six Months	One Year	Five Years[1]

Stocks

Russell 1000 Index (Large-caps)	6.7%	13.2%	4.7%

Russell 2000 Index (Small-caps)	15.2	25.8	12.6

Dow Jones Wilshire 5000 Index (Entire market)	8.0	15.0	6.0

MSCI All Country World Index ex USA (International)	14.6	28.1	11.8

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	-0.1%	2.3%	5.1%

Lehman Municipal Bond Index	1.0	3.8	5.2

Citigroup 3-Month Treasury Bill Index	1.9	3.5	2.1

CPI

Consumer Price Index	0.5%	3.4%	2.5%

1 Annualized

3

Stock selection was strong across several sectors

As mentioned earlier, the Capital Value Fund's significant information technology holdings contributed handsomely to fund returns. Wellington Management Company, LLP, the investment advisor for your fund, has latitude to stray widely from the fund's benchmark index in the pursuit of stocks that have temporarily fallen out of favor with investors. The IT focus is an example of Wellington successfully identifying where value exists in the market, regardless of whether a stock is classified as "growth" or "value" within the investment industry benchmarks. The fund's IT weighting was more than three times that of the benchmark, and its few large technology holdings contributed nearly 3% to the fund's gain.

The fund similarly strayed from the benchmark in more-typical value areas--heavily investing in basic materials and largely ignoring the richly valued energy sector. The fund's weighting in materials was more than twice that of its benchmark at a time when the fund's holdings were strongly rebounding. Packaging manufacturer Pactiv and industrial chemical maker Cytec Industries (both up about +40%) and aluminum producer Alcoa (which gained +27%) were all large weightings in the fund.

Within energy, the advisor selected from among the narrow list of appreciating stocks, generating gains for the fund. The advisor completely avoided the utilities sector, which, like energy, detracted from the index return during a time when energy prices fell. The advisor selected well among industrial companies; this group included

Annualized Expense Ratios[1] Your fund compared with its peer group
	Fund	Average Multi-Cap Value Fund

Capital Value Fund	0.65%	1.38%

1 Fund expense ratio reflects the six months ended March 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

4

the fund’s single best-performing stock, Continental Airlines, which was up 178% during the six months. Continental, a long-time holding, has seen its stock dive and soar based on fuel prices, labor agreements, and bankruptcy filings among competitors.

The fund’s weak spot was consumer discretionary stocks, which produced negative returns for the fund but slightly positive results for its index. The advisor heavily overweighted the sector and held some of its weakest members, including Comcast and automotive suppliers Lear and American Axle & Manufacturing. The advisor also underweighted financial stocks, which had a strong six months, and held some of the sector’s weaker performers during the period.

With value stocks, investors must remain steady at the wheel

Wellington Management, which has overseen your fund since its inception in 2001, invests in companies that it deems to be selling at prices far below their fair value. Generally, Wellington plans to hold these out-of-favor stocks until they rebound—a cycle that can take months or years. In some cases, the rebound may never happen. While this approach is common among mutual funds investing in value stocks, your fund has an unusually concentrated list of holdings, about 80.

This concentration means that the fund’s performance can deviate considerably from the broad market or even from value-oriented benchmarks. It is best held by those with a long-term investment horizon who are using it as part of a broadly diversified portfolio. Such a portfolio should be built on exposure to the broad U.S. stock market, the bond market, and segments of each in accordance with your tolerance for risk, time horizon, and investment goals.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
April 18, 2006

5

Advisor’s Report

During the first six months of fiscal year 2006, Vanguard Capital Value Fund had a solid return of 11.1%, meaningfully better than the 8.0% return of the Wilshire 5000 Index, the 7.9% return of the Russell 3000 Value Index, and the 7.1% average return of the fund’s multi-cap value peer group.

Our successes and shortfalls

Your fund’s strong performance over the six months was led by a dramatic recovery in our airline holdings—U.S. Airways, Continental Airlines, and AMR. In the materials sector, Pactiv, Cytec Industries, Alcoa, and Smurfit-Stone Container, all of which underperformed in the aftermath of Hurricane Katrina, rebounded strongly over the six months. The companies were able to offset increased costs for raw materials through pricing actions, while also benefiting from much lower costs associated with natural gas. Our foray into information technology stocks during fiscal year 2005 began to pay off nicely over the half-year, with holdings such as Cisco Systems, Fairchild Semiconductor International, LAM Research, and BE Semiconductor significantly outperforming the market. Finally, our pharmaceutical holdings also performed well, particularly Endo Pharmaceuticals and Sanofi-Aventis.

Partially offsetting those positives was the poor performance of our auto-parts holdings, particularly American Axle & Manufacturing and Lear, two firms affected by the struggles at General Motors. Negative sentiment toward our cable and other media holdings also continued to weigh on the fund’s performance over the six months.

In addition, disappointing stock selection within the financials sector, where we were underweighted among strongly performing brokers and REITs, and overweighted in the underperforming insurance and diversified banking industries, also hurt our relative performance.

While we build the portfolio one stock at a time, the broad industry sectors in which we made the largest concentration of net purchases over the six months included consumer discretionary (notably in underperforming media and auto-parts firms), health care, and industrials. The sectors with the largest net sales included financials, information technology, and consumer discretionary (primarily in the restaurant and retail industries).

Our investment philosophy

Our investment philosophy is predicated on the belief that markets are efficient over the long term, but that over short and intermediate terms, markets tend to exaggerate current trends and overreact to new information. This is even truer today with the explosion of hedge funds, which tend to have very short time horizons. We try to assess the fair value of a company over the long term, and we seek to opportunistically take advantage of market price dislocations that result from the market’s shorter-term focus. Since we are by nature contrarians with a longer investment horizon than the market, the fund’s investment results can differ meaningfully from broad-market and value-style indexes in any given quarter or year; however, over the longer term we strive to outperform both.

6

Our outlook and strategy

For 2006 we still see healthy, though moderating, economic growth both domestically and globally. We expect the growth in U.S. consumer spending to slow noticeably during the year as elevated energy costs and rising interest rates continue to crimp discretionary spending, particularly among lower-income households. Also, a slowing housing market will have the dual effect of reducing available home equity and weighing on job growth, given that one-third of job creation over the past few years has been tied to the housing market. While consumer spending growth will slow, we see capital spending increasing at a healthy clip, reflecting strong corporate profits and balance sheets, rising capacity-utilization rates, the continued industrialization of China and India, and the need to continue rebuilding infrastructure in the United States.

We continue to believe that energy prices are trending well above normal, and we expect prices to remain above normal in the near term, given the fairly slow response of supply and demand to high prices. In the longer term, we see signs that growth in the supply of energy is accelerating while investments are being made to reduce energy consumption. However, we expect a meaningful risk premium to remain embedded in oil and gas pricing until the market recognizes that a change has occurred in the supply/demand equation.

While finding truly cheap stocks is more challenging than it was several years ago because of the compression of valuation spreads, we continue to see a number of good values available in the market. As many “value,” “growth,” and “momentum” investors continue their infatuation with energy, metals, capital goods, and all things emerging markets, we have found more opportunities in companies traditionally considered “growth stocks” that have been neglected over the past several years. We have continued to add positions within cable and other media, where our view of the future is brighter than the market’s. While we continue to be disappointed with our auto-parts investments, we also see significant underlying value in a number of holdings, despite the difficulties confronting GM and Delphi.

Overall, our outlook for the stock market in 2006 is for modest growth in earnings and stable multiples resulting in single-digit returns. A number of material risks exist, including the continued underpricing of global risk; the massive U.S. current account deficit; and the potential for terrorist attacks, an armed conflict with Iran, an avian flu outbreak, or a rapid deceleration in Chinese gross domestic product growth, just to name a few. We continue to watch these risks closely, but to date it is “steady as she goes.”

David R. Fassnacht, Portfolio Manager
Wellington Management Company, LLP
April 21, 2006

7

Fund Profile
 As of March 31, 2006

Portfolio Characteristics
	Fund	Comparative Index[1]	Broad Index[2]

Number of Stocks	79	1,971	4,980

Median Market Cap	$19.5B	$28.0B	$26.3B

Price/Earnings Ratio	24.5x	15.8x	20.9x

Price/Book Ratio	2.3x	2.2x	2.9x

Yield	0.7%	2.4%	1.6%

Return on Equity	13.1%	15.5%	17.2%

Earnings Growth Rate	10.8%	13.0%	10.5%

Foreign Holdings	15.7%	0.0%	2.4%

Turnover Rate	38%[3]	--	--

Expense Ratio	0.65%[3]	--	--

Short-Term Reserves	2%	--	--

Sector Diversification (% of portfolio)
	Fund	Comparative Index[1]	Broad Index[2]

Consumer Discretionary	20%	9%	12%

Consumer Staples	0	5	8

Energy	2	13	9

Financials	16	36	22

Health Care	16	7	12

Industrials	12	8	11

Information Technology	17	6	16

Materials	11	5	4

Telecommunication

Services	4	5	3

Utilities	0	6	3

Short-Term Reserves	2%	--	--

Volatility Measures
	Fund	Comparative Index[1]	Fund	Broad Index[2]

R-Squared	0.85	1.00	0.88	1.00

Beta	1.17	1.00	1.18	1.00

Ten Largest Holdings[4] (% of total net assets)

Cisco Systems, Inc.	communications equipment	5.8%

Citigroup, Inc.	diversified financial services	4.3

Bank of America Corp.	diversified banks	4.0

Cinram International Inc.	movies and entertainment	3.8

Comcast Corp. Class A	broadcasting and cable TV	3.6

Sanofi-Aventis ADR	pharmaceuticals	3.4

Wyeth	pharmaceuticals	3.2

Sprint Nextel Corp.	Wireless telecommunication services	3.1

Tyco International Ltd.	Industrial conglomerates	2.8

Alcoa Inc.	aluminum	2.6

Top Ten		36.6%

Investment Focus

1 Russell 3000 Value Index.
2 Dow Jones Wilshire 5000 Index.
3 Annualized.
4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.
See page 22 for a glossary of investment terms.

8

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2001–March 31, 2006

Average Annual Total Returns: Periods Ended March 31, 2006			Since Inception
	Inception Date	One Year	Capital	Income	Total

Capital Value Fund	12/17/2001	12.40%	5.99%	0.87%	6.86%

1 Six months ended March 31, 2006.
Note: See Financial Highlights table on page 15 for dividend and capital gains information.

9

Financial Statements (unaudited)
 Statement of Net Assets

As of March 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Shares	Market Value• ($000)

Common Stocks (98.2%)
Consumer Discretionary (20.2%)
Cinram International Inc.	682,600	16,910
*Comcast Corp. Special Class A	460,700	12,033
American Axle & Manufacturing Holdings, Inc.	650,600	11,145
*R.H. Donnelley Corp.	154,559	9,000
Compagnie Generale des Etablissements Michelin SA	128,904	8,070
Foot Locker, Inc.	333,200	7,957
Time Warner, Inc.	415,800	6,981
*Comcast Corp. Class A	149,500	3,911
Lear Corp.	182,400	3,234
Newell Rubbermaid, Inc.	100,500	2,532
Black & Decker Corp.	20,000	1,738
*Viacom Inc. Class B	31,600	1,226
Ruby Tuesday, Inc.	29,100	933
*Liberty Global, Inc. Class A	43,047	881
*Liberty Global, Inc. Series C	43,047	850
*TRW Automotive Holdings Corp.	34,200	797
CBS Corp.	31,300	751
		88,949
Energy (2.2%)
EnCana Corp.	95,010	4,440
Talisman Energy, Inc.	51,400	2,733
Devon Energy Corp.	30,100	1,841
Petroleo Brasileiro Series A ADR	7,900	631
		9,645
Financials (16.0%)
Citigroup, Inc.	400,100	18,897
Bank of America Corp.	383,169	17,449
ACE Ltd.	158,300	8,233
Apollo Investment Corp.	370,100	6,591
CIT Group Inc.	84,900	4,544
Platinum Underwriters Holdings, Ltd.	133,400	3,882
Capital One Financial Corp.	41,200	3,317
KKR Financial Corp. REIT	105,400	2,364
Promise Co., Ltd.	34,850	2,101
American International Group, Inc.	29,400	1,943
Everest Re Group, Ltd.	8,300	775
		70,096
Health Care (15.7%)
Sanofi-Aventis ADR	311,500	14,781
Wyeth	294,300	14,279
*Endo Pharmaceuticals Holdings, Inc.	254,000	8,334
GlaxoSmithKline PLC ADR	105,400	5,513
Sanofi-Aventis	57,377	5,433
*Impax Laboratories, Inc.	478,000	4,768
*Boston Scientific Corp.	189,200	4,361
*Theravance, Inc.	130,700	3,665
GlaxoSmithKline PLC	133,661	3,489
Eli Lilly & Co.	42,200	2,334
Cooper Cos., Inc.	36,000	1,945
		68,902

10

Shares	Market Value• ($000)

Industrials (12.4%)
Tyco International Ltd.	454,500	12,217
US Airways Group Private Placement	273,524	10,941
Goodrich Corp.	244,500	10,663
*YRC Worldwide, Inc.	147,000	5,595
*Continental Airlines, Inc. Class B	204,000	5,488
Walter Industries, Inc.	42,300	2,818
American Standard Cos., Inc.	48,400	2,074
*Alliant Techsystems, Inc.	25,700	1,983
*AirTran Holdings, Inc.	78,500	1,422
*AMR Corp.	34,700	939
*^Pinnacle Airlines Corp.	82,375	549
		54,689
Information Technology (16.4%)
*Cisco Systems, Inc.	1,179,600	25,562
Microsoft Corp.	328,700	8,944
Applied Materials, Inc.	444,900	7,790
*Fairchild Semiconductor International, Inc.	393,200	7,498
*Sun Microsystems, Inc.	992,100	5,089
*Flextronics International Ltd.	478,300	4,950
LM Ericsson Telephone Co. ADR Class B	78,300	2,953
*Unisys Corp.	425,700	2,933
*Arrow Electronics, Inc.	77,400	2,498
*BE Semiconductor Industries N.V	316,736	1,951
*Vishay Intertechnology, Inc.	74,600	1,062
*Teradyne, Inc.	47,200	732
		71,962
Materials (11.1%)
Alcoa Inc.	369,500	11,292
Cytec Industries, Inc.	156,700	9,404
*Pactiv Corp.	356,800	8,756
E.I. du Pont de Nemours & Co.	130,800	5,521
*Smurfit-Stone Container Corp.	381,712	5,180
Temple-Inland Inc.	104,500	4,655
Engelhard Corp.	70,400	2,788
Albemarle Corp.	23,700	1,075
		48,671
Telecommunication Services (3.6%)
Sprint Nextel Corp.	524,912	13,564
Verizon Communications Inc.	70,900	2,415
		15,979
Other (0.6%)
1 Miscellaneous Securities		2,523
Total Common Stocks
(Cost $365,788)		431,416
Temporary Cash Investments (2.4%)
Money Market Fund (0.1%)
2Vanguard Market Liquidity Fund, 4.715%--Note G	833,600	834
	Face
	Amount
	($000)
Repurchase Agreement (2.3%)
Goldman Sachs & Co.
4.850%, 4/3/06 (Dated 3/31/06,
Repurchase Value $9,904,000,
collateralized by Federal Home
Loan Mortgage Corp.,
5.500%, 4/1/32)	9,900	9,900
Total Temporary Cash Investments
(Cost $10,734)		10,734
Total Investments (100.6%)
(Cost $376,522)		442,150
Other Assets and Liabilities (-0.6%)
Other Assets--Note C		4,120
Liabilities--Note G		(6,819)
		(2,699)
Net Assets (100%)
Applicable to 35,649,930 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		439,451
Net Asset Value Per Share		$12.33

11

At March 31, 2006, net assets consisted of:[3]
	Amount ($000)	Per Share

Paid-in Capital	352,467	$9.89

Overdistributed Net

Investment Income	(59)	--

Accumulated Net

Realized Gains	21,408.60

Unrealized Appreciation

Investment Securities	65,628	1.84

Foreign Currencies	7	--

Net Assets	439,451	$12.33

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1 Securities representing up to 5% of the market value of unaffiliated securities are permitted to be combined and reported as “miscellaneous securities” provided that they have been held for less than one year and not previously reported by name.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 See Note E in Notes to Financial Statements for the tax-basis components of net assets.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

12

Statement of Operations

Six Months Ended March 31, 2006
($000)

Investment Income

Income

Dividends	2,758

Interest	41

Security Lending	9

Total Income	2,808

Expenses

Investment Advisory Fees--Note B

Basic Fee	481

Performance Adjustment	288

The Vanguard Group--Note C

Management and Administrative	532

Marketing and Distribution	66

Custodian Fees	20

Shareholders' Reports	8

Total Expenses	1,395

Expenses Paid Indirectly--Note D	(17)

Net Expenses	1,378

Net Investment Income	1,430

Realized Net Gain (Loss)

Investment Securities Sold	22,141

Foreign Currencies	28

Realized Net Gain (Loss)	22,169

Change in Unrealized Appreciation (Depreciation)

Investment Securities	21,799

Foreign Currencies	7

Change in Unrealized Appreciation (Depreciation)	21,806

Net Increase (Decrease) in Net Assets Resulting from Operations	45,405

13

Statement of Changes in Net Assets

	Six Months Ended Mar. 31, 2006 ($000)	Year Ended Sept. 30, 2005 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	1,430	4,390

Realized Net Gain (Loss)	22,169	42,528

Change in Unrealized Appreciation (Depreciation)	21,806	5,291

Net Increase (Decrease) in Net Assets Resulting from Operations	45,405	52,209

Distributions

Net Investment Income	(3,542)	(4,940)

Realized Capital Gain	(16,826)	--

Total Distributions	(20,368)	(4,940)

Capital Share Transactions--Note H

Issued	29,227	72,307

Issued in Lieu of Cash Distributions	18,805	4,442

Redeemed	(61,040)	(106,651)

Net Increase (Decrease) from Capital Share Transactions	(13,008)	(29,902)

Total Increase (Decrease)	12,029	17,367

Net Assets

Beginning of Period	427,422	410,055

End of Period[1]	439,451	427,422

1 Including undistributed (overdistributed) net income investment income of ($59,000) and $2,025,000.

14

Financial Highlights

	Six Months Ended March 31,	Year Ended September 30,			Dec. 17, 2001[1] to Sept. 30,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$11.64	$10.42	$9.05	$6.68	$10.00

Investment Operations

Net Investment Income	.040	0.122	.09	.06	.05

Net Realized and Unrealized

Gain (Loss) on Investments	1.225	1.23	1.34	2.38	(3.37)

Total from Investment Operations	1.265	1.35	1.43	2.44	(3.32)

Distributions

Dividends from Net Investment Income	(.100)	(.13)	(.06)	(.07)	--

Distributions from Realized Capital Gains	(.475)	--	--	--	--

Total Distributions	(.575)	(.13)	(.06)	(.07)	--

Net Asset Value, End of Period	$12.33	$11.64	$10.42	$9.05	$6.68

Total Return	11.14%	12.98%	15.82%	36.78%	-33.20%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$439	$427	$410	$292	$187

Ratio of Total Expenses to Average Net Assets[3]	0.65%[4]	0.59%	0.53%	0.53%	0.54%[4]

Ratio of Net Investment Income to

Average Net Assets	0.67%[4]	1.01%[2]	0.95%	0.82%	0.77%[4]

Portfolio Turnover Rate	38%[4]	46%	40%	40%	40%

1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include $.02 and 0.17%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3 Includes performance-based investment advisory fee increases (decreases) of 0.14%, 0.07%, 0.00%, (0.05%), and 0.00%.
4 Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Malvern Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m., Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

16

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Dow Jones Wilshire 5000 Index. For the six months ended March 31, 2006, the investment advisory fee represented an effective annual basic rate of 0.225% of the fund’s average net assets before an increase of $288,000 (0.14%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2006, the fund had contributed capital of $48,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2006, these arrangements reduced the fund’s expenses by $17,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2006, the fund realized net foreign currency gains of $28,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to overdistributed net investment income.

At March 31, 2006, net unrealized appreciation of investment securities for tax purposes was $65,628,000, consisting of unrealized gains of $79,898,000 on securities that had risen in value since their purchase and $14,270,000 in unrealized losses on securities that had fallen in value since their purchase.

17

F. During the six months ended March 31, 2006, the fund purchased $81,384,000 of investment securities and sold $116,261,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at March 31, 2006, was $694,000, for which the fund received cash collateral of $834,000.

H. Capital shares issued and redeemed were:

	Six Months Ended March 31, 2006	Year Ended September 30, 2005
	Shares (000)	Shares (000)

Issued	2,469	6,303

Issued in Lieu of Cash Distributions	1,610	389

Redeemed	(5,161)	(9,312)

Net Increase (Decrease) in Shares Outstanding	(1,082)	(2,620)

18

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2006
Capital Value Fund	Beginning Account Value 9/30/2005	Ending Account Value 3/31/2006	Expenses Paid During Period[1]

Based on Actual Fund Return	$1,000.00	$1,111.43	$3.42

Based on Hypothetical 5% Yearly Return	1,000.00	1,021.69	3.28

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.65%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

19

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios since the fund’s inception, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the current fund prospectus.

20

Trustees Renew Advisory Agreement

The board of trustees of Vanguard Capital Value Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP. The board determined that retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisory firm. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The firm has advised the fund since its inception in 2001. The board noted that the advisor’s bottom-up stock selection process is augmented by intense fundamental analysis by the management team, which in turn is supported by Wellington Management’s deep industry research capabilities.

The board concluded that the advisor’s experience, stability, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the fund’s short- and long-term performance, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The trustees noted that the fund’s short-term performance trailed those of the Russell 3000 Value Index and the multi-cap value peer group. The board also noted that the fund’s longer-term performance was consistent with those of its benchmark and peer group. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because the firm is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule, which reduce the effective rate of the fee as the fund’s assets increase. The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

21

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

22

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Trustee since May 1987; Chairman of the Board and Chief Executive Officer 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (since January 2006), Vice President and Chief Information Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc., since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard's proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for "proxy voting guidelines," or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund's current prospectus	the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

(C) 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3282 052006

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 16, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 16, 2006

VANGUARD MALVERN FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	May 16, 2006

*By Power of Attorney. See File Number 2-31333, filed on January 23, 2006. Incorporated by Reference.